UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Spero Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

September 1, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 annual meeting of stockholders of Spero Therapeutics, Inc. to be held at 9:00 a.m. Eastern Time on October 5, 2023. This year’s annual meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/SPRO2023. You will not be able to attend the annual meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about Spero Therapeutics, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, we will ask stockholders to (i) elect three people to our Board of Directors; (ii) ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; (iii) approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; (iv) vote on the frequency of holding an advisory vote on the compensation of our named executive officers; (v) approve a proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation; (vi) approve a proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, to add a federal forum selection clause; and (vii) approve an amendment to our 2017 Stock Incentive Plan, as amended, to increase the total number of shares of common stock authorized for issuance thereunder by 2,500,000 shares. The Board of Directors recommends the approval of each of the proposals and a vote for a frequency of voting on executive compensation every year. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Spero Therapeutics, Inc.

Satyavrat Shukla

President and Chief Executive Officer

SPERO THERAPEUTICS, INC.

675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

September 1, 2023

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TIME: 9:00 a.m. Eastern Time

DATE: October 5, 2023

ACCESS: www.virtualshareholdermeeting.com/SPRO2023

This year’s annual meeting will be a virtual meeting via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SPRO2023 and entering the 16-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Annual Meeting beginning on page 2.

PURPOSES:

1.	To elect three directors to serve until the 2026 annual meeting of stockholders;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve by an advisory vote the compensation of the Company’s named executive officers, as disclosed in this proxy statement;

4.	To approve by an advisory vote the frequency of holding an advisory vote on compensation of the Company’s named executive officers;

5.	To approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation;

6.	To approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to add a federal forum selection clause;

7.	To approve an amendment to the Company’s 2017 Stock Incentive Plan, as amended, to increase the total number of shares of common stock authorized for issuance thereunder by 2,500,000 shares; and

8.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Spero Therapeutics, Inc. common stock at the close of business on August 11, 2023.

A list of stockholders of record will be available at the annual meeting, and during the 10 days prior to the annual meeting at our principal executive offices located at 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and as described in this proxy statement in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Satyavrat Shukla

President and Chief Executive Officer

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9
MANAGEMENT AND CORPORATE GOVERNANCE MATTERS	11
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	22
EQUITY COMPENSATION PLANS AND OTHER BENEFIT PLANS	36
REPORT OF AUDIT COMMITTEE	39
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	40
PROPOSAL 1 : ELECTION OF DIRECTORS	42
PROPOSAL 2 : INDEPENDENT PUBLIC ACCOUNTANTS	43
PROPOSAL 3 : ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT	45
PROPOSAL 4: ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	46
PROPOSAL 5: AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION	47
PROPOSAL 6: AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO ADD A FEDERAL FORUM SELECTION CLAUSE	50
PROPOSAL 7: AMENDMENT TO 2017 STOCK INCENTIVE PLAN, AS AMENDED	52
CODE OF CONDUCT AND ETHICS	61
OTHER MATTERS	61
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	61
APPENDIX A - SPERO THERAPEUTICS, INC. CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED	A-1
APPENDIX B - SPERO THERAPEUTICS, INC. 2017 STOCK INCENTIVE PLAN, AS AMENDED	B-1

i

SPERO THERAPEUTICS, INC.

675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

PROXY STATEMENT FOR SPERO THERAPEUTICS, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 5, 2023

This proxy statement, along with the accompanying Notice of 2023 Annual Meeting of Stockholders, contains information about the 2023 annual meeting of stockholders of Spero Therapeutics, Inc. (“Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 9:00 a.m. Eastern Time on October 5, 2023. This year’s annual meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/SPRO2023. You will not be able to attend the annual meeting in person.

In this proxy statement, we refer to Spero Therapeutics, Inc. as “Spero,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors (“Board of Directors”) for use at the Annual Meeting.

On or about September 1, 2023, we intend to begin sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, which includes our financial statements for the fiscal year ended December 31, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON OCTOBER 5, 2023

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2022 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors & Media” section of our website at www.sperotherapeutics.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Spero Therapeutics, Inc., Attn: Investor Relations, 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Spero Therapeutics, Inc. is soliciting your proxy to vote at the Annual Meeting to be held on October 5, 2023 at 9:00 a.m. Eastern Time. This year’s Annual Meeting and any adjournments of the meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SPRO2023. You will not be able to attend the Annual Meeting in person. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 because you owned shares of Spero Therapeutics, Inc. common stock on the record date. The Company intends to commence distribution to stockholders of the proxy materials on or about September 1, 2023.

Why are you Holding a Virtual Annual Meeting?

This year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management, as time permits.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the record date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SPRO2023. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included in the Notice on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A.), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

What Happens if There Are Technical Difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please visit the shareholder log-in page for technical support.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on August 11, 2023 are entitled to vote at the Annual Meeting. On this record date, there were 52,716,289 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, whether your shares should be voted for, against or abstain with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and whether your shares should be voted for, against or abstain with respect to each of the other proposals (other than Proposal No. 4). For the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers, you may vote “One Year,” “Two Years,” “Three Years” or abstain from voting. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

•	At the meeting. If you attend the meeting, you may vote by completing an electronic ballot, which will be available at the meeting.

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A.), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on October 4, 2023.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

•	“FOR” the compensation of the Company’s named executive officers, as disclosed in this proxy statement;

•	“FOR” the approval, on an advisory basis, of the frequency of holding an advisory vote on compensation of the Company’s named executive officers every year;

•	“FOR” the amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation;

•	“FOR” the amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to add a federal forum selection clause; and

•

“FOR” the approval of an amendment to the Company’s 2017 Stock Incentive Plan, as amended, to increase the total number of shares of common stock authorized for issuance thereunder by 2,500,000 shares.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•

by attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on certain of the proposals set forth in this proxy statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR each of the nominees, WITHHOLD your vote from each of the nominees or WITHHOLD your vote from any of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of the shares of our common stock present or represented at the meeting and voting affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Advisory Vote on Compensation of the Company’s Named Executive Officers

The affirmative vote of a majority in voting power of the votes cast by the holders of the shares of our common stock present or represented at the meeting and voting affirmatively or negatively for this proposal is required to approve the advisory vote on the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee of our Board of Directors and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Advisory Vote on the Frequency of Holding an Advisory Vote on Compensation of the Company’s Named Executive Officers

This proposal provides for a choice among three frequency periods — every year, every two years, or every three years. The choice that receives the majority of votes cast will be deemed the frequency approved, on an advisory basis, by our stockholders. Abstentions will have no effect on the result of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee of our Board of Directors and our Board of Directors will review the voting results and take them into consideration when determining the frequency of holding an advisory vote on the compensation of our named executive officers for the next six years.

Proposal 5: Approve Amendment to Company’s Amended and Restated Certificate of Incorporation, as Amended, to Reflect New Delaware Law Provisions Regarding Officer Exculpation

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon will be required for the approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes, if any, will be treated as votes against this proposal.

Proposal 6: Approve Amendment to Company’s Amended and Restated Certificate of Incorporation, as Amended, to add a Federal Forum Selection Clause

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon will be required for the approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to add a federal forum selection clause. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes, if any, will be treated as votes against this proposal.

Proposal 7: Approve Amendment to 2017 Stock Incentive Plan, as amended

The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of the shares of our common stock present or represented at the meeting and voting affirmatively or negatively for this proposal is required to approve the amendment to our 2017 Stock Incentive Plan, as amended, to increase the total number of shares of common stock authorized for issuance thereunder by 2,500,000 shares. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time, we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Alliance Advisors LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $20,000 in total.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our capital stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 9:00 a.m. Eastern Time on October 5, 2023. This year, our Annual Meeting will be held in a virtual meeting format only. To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/SPRO2023 shortly before the meeting time, and follow the instructions for downloading the webcast. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Spero has not instituted householding for stockholders of record. However, certain brokerage firms may have instituted householding for beneficial owners of shares of Spero’s common stock held through brokerage firms. If your household has multiple accounts holding shares of Spero’s common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of the Notice or proxy materials. The broker will arrange for delivery of a separate copy of the Notice or proxy materials promptly upon your request. Spero stockholders may decide at any time to revoke a decision to household, and thereby receive multiple copies.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2021 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number available that appears on your Notice or proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of August 11, 2023 for (a) the executive officers named in the Summary Compensation Table on page 22 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of August 11, 2023, including pursuant to the exercise of options, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but not outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 52,716,289 shares of common stock outstanding on August 11, 2023.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Principal Stockholders
GSK Equity Investments, Limited (1)	9,190,606	17.43%

Named Executive Officers and Directors
Ankit Mahadevia, M.D. (2)	1,280,837	2.38%
Satyavrat Shukla (3)	79,742	*
Tamara Joseph (4)	93,431	*
Milind Deshpande, Ph.D. (5)	115,118	*
Scott Jackson (6)	45,000	*
John C. Pottage, Jr., M.D. (7)	48,219	*
Cynthia Smith (8)	50,848	*
Frank E. Thomas (9)	78,893	*
Kathleen Tregoning (10)	51,802	*
Patrick Vink, M.D. (11)	93,200	*
All current executive officers and directors as a group (13 persons) (12)	2,297,061	4.21%

*	Indicates beneficial ownership of less than 1%.

(1)

Consists of shares of common stock owned by GSK Equity Investments, Limited (formerly S.R. One, Limited), and Glaxo Group Limited (“GGL”), each of which is an indirect wholly owned subsidiary of GSK plc. The address for GSK plc is 980 Great West Road, Brentford, Middlesex TW8 9GS, England. This information is based solely on a Schedule 13D/A filed by GlaxoSmithKline plc with the SEC on January 20, 2023, which reported ownership as of November 14, 2022.

(2)

Consists of (i) 65,817 shares of common stock held by Mahadevia-Mehta Family Trust, of which Dr. Mahadevia is the trustee, (ii) 40,011 shares of common stock held by Dr. Mahadevia, (iii) 19,555 shares of unvested RSUs held by Dr. Mahadevia that will vest within 60 days of August 11, 2023 and (iv) 1,154,654 shares of common stock underlying options that are exercisable as of August 11, 2023 or will become exercisable within 60 days after such date held by Dr. Mahadevia.

(3)

Consists of (i) 6,017 shares of unvested RSUs held by Mr. Shukla that will vest within 60 days of August 11, 2023 and (ii) 73,725 shares of common stock underlying options that are exercisable as of August 11, 2023 or will become exercisable within 60 days after such date held by Mr. Shukla.

(4)

Consists of (i) 12,127 shares of common stock, (ii) 6,017 shares of unvested RSUs held by Ms. Joseph that will vest within 60 days of August 11, 2023 and (iii) 75,287 shares of common stock underlying options that are exercisable as of August 11, 2023 or will become exercisable within 60 days after such date held by Ms. Joseph.

(5)

Consists of (i) 16,454 shares of common stock, (ii) 15,000 shares of unvested RSUs held by Dr. Deshpande that will vest within 60 days of August 11, 2023 and (iii) 83,664 shares of common stock underlying options that are exercisable as of August 11, 2023 or will become exercisable within 60 days after such date held by Dr. Deshpande.

(6)

Consists of (i) 15,000 shares of unvested RSUs held by Mr. Jackson that will vest within 60 days of August 11, 2023 and (ii) 30,000 shares of common stock underlying options that are exercisable as of August 11, 2023 or will become exercisable within 60 days after such date held by Mr. Jackson.

(7)

Consists of (i) 15,000 shares of unvested RSUs held by Dr. Pottage that will vest within 60 days of August 11, 2023 and (ii) 33,219 shares of common stock underlying options that are exercisable as of August 15, 2023 or will become exercisable within 60 days after such date held by Dr. Pottage.

(8)

Consists of (i) 15,000 shares of unvested RSUs held by Ms. Smith that will vest within 60 days of August 11, 2023 and (ii) 35,848 shares of common stock underlying options that are exercisable as of August 11, 2023 or will become exercisable within 60 days after such date held by Ms. Smith.

(9)

Consists of (i) 15,000 shares of unvested RSUs held by Mr. Thomas that will vest within 60 days of August 11, 2023 and (ii) 63,893 shares of common stock underlying options that are exercisable as of 1August 11, 2023 or will become exercisable within 60 days after such date held by Mr. Thomas.

(10)

Consists of (i) 15,000 shares of unvested RSUs held by Ms. Tregoning that will vest within 60 days of August 11, 2023 and (ii) 36,802 shares of common stock underlying options that are exercisable as of August 11, 2023 or will become exercisable within 60 days after such date held by Ms. Tregoning.

(11)

Consists of (i) 15,000 shares of unvested RSUs held by Dr. Vink that will vest within 60 days of August 11, 2023 and (ii) 78,200 shares of common stock underlying options that are exercisable as of August 11, 2023 or will become exercisable within 60 days after such date held by Dr. Vink.

(12)

See 2 through 11 above; also includes shares of common stock, shares of unvested RSUs that will vest within 60 days of August 11, 2023 and shares of common stock underlying options that are exercisable as of August 11, 2023 or will become exercisable within 60 days after such date held by Mr. DiPalma, Mr. Keutzer and Dr. Hamed, who are executive officers but not named executive officers.

MANAGEMENT AND CORPORATE GOVERNANCE MATTERS

The Board of Directors

Our Amended and Restated Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of nine members, classified into three classes as follows:

(1)	Milind Deshpande, Ph.D., Ankit Mahadevia, M.D. and Kathleen Tregoning constitute our Class III directors with a term ending at the upcoming Annual Meeting;

(2)	Cynthia Smith, Scott Jackson and John C. Pottage, Jr., M.D. constitute our Class I directors with a term ending at the 2024 annual meeting of stockholders; and

(3)	Patrick Vink, M.D., Frank E. Thomas and Satyavrat Shukla constitute our Class II directors with a term ending at the 2025 annual meeting of stockholders.

On August 7, 2023, our Board of Directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Milind Deshpande, Ph.D., Ankit Mahadevia, M.D. and Kathleen Tregoning for election at the Annual Meeting for a term of three years to serve until the 2026 annual meeting of stockholders, and until their respective successors have been elected and qualified or subject to their earlier death, resignation or removal. Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Milind Deshpande, Ph.D.	67	Director
Scott Jackson	58	Director
Ankit Mahadevia, M.D.	42	Chairman of the Board of Directors
John C. Pottage, Jr., M.D.	70	Director
Satyavrat Shukla	51	Chief Executive Officer, President and Director
Cynthia Smith	54	Director
Frank E. Thomas	53	Director
Kathleen Tregoning	52	Director
Patrick Vink, M.D.	60	Lead Director

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Spero Therapeutics, Inc., either directly or indirectly. Based upon this review, our Board of Directors has determined that the following members of the Board of Directors are “independent directors” as defined by The Nasdaq Stock Market: Milind Deshpande, Ph.D., Scott Jackson, John C. Pottage, Jr., M.D., Cynthia Smith, Frank E. Thomas, Kathleen Tregoning and Patrick Vink, M.D.

The following Board Diversity Matrix presents our Board of Directors’ diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. While the Board of Directors satisfies the minimum objectives of Nasdaq Rule 5605(f)(2) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by Nasdaq Rules), we will continue to consider the diversity of the Board of Directors in the selection of director nominees.

Board Diversity Matrix (As of August 11, 2023)

Total Number of Directors 9

	Female	Male	Non-Binary	Did Not Disclose Gender

Gender:

Directors	2	7

Number of Directors Who Identify in Any of the Categories Below:

African American or Black

Alaskan Native or Native American

Asian (other than South Asian)

South Asian		3

Hispanic or Latinx

Native Hawaiian or Pacific Islander

White	2	4

Two or More Races or Ethnicities

LGBTQ+

Persons with Disabilities

Milind Deshpande, Ph.D. has served on our Board of Directors since January 2014 and previously served as Chairman of our Board of Directors from January 2014 to August 2023. Dr. Deshpande is the President and Chief Executive Officer at Nayan Therapeutics since February 2019, and previously served as President and Chief Executive Officer of Avilar Therapeutics from January 2020 to June 2021. He is also a Venture Partner at RA Capital, where he has served since October 2018. Dr. Deshpande served as President and Chief Executive Officer of Achillion Pharmaceuticals, Inc. and served on the board of directors from May 2013 until May 2018. He joined Achillion in September 2001 as Vice President of Chemistry, was named Head of Drug Discovery in April 2002, Senior Vice President of Drug Discovery in December 2002, Senior Vice President and Chief Scientific Officer in December 2004, Executive Vice President of Research and Chief Scientific Officer in June 2007 and President of Research and Development in October 2010. Prior to joining Achillion, Dr. Deshpande was Associate Director of Lead Discovery and Early Discovery Chemistry at the Pharmaceutical Research Institute at Bristol-Myers Squibb Co. from 1991 to 2001, where he managed the identification of new clinical candidates to treat infectious and neurological diseases. From 1988 to 1991, he held a faculty position at Boston University Medical School. Dr. Deshpande currently serves as the chairman of the board of directors of Avilar Therapeutics and as a member of the board of directors of Triana Biomedicines and Clear Creek Bio. Dr. Deshpande received his Ph.D. in Organic Chemistry from Ohio University, following his undergraduate education in India. We believe that Dr. Deshpande is qualified to serve on our Board of Directors due to his extensive experience in the life sciences industry.

Scott Jackson has served on our Board of Directors since April 2020. Mr. Jackson served as Chief Executive Officer and as a member of the board of directors of Celator Pharmaceuticals, Inc. from April 2008 until July 2016, when the company was acquired by Jazz Pharmaceuticals plc. Mr. Jackson has more than thirty years of corporate leadership experience in the pharmaceutical and biotechnology industry and has held positions of increasing responsibility in sales, marketing and commercial development at Eli Lilly & Company, SmithKline Beecham plc, ImClone Systems Incorporated, Centocor Inc., a division of Johnson & Johnson, Eximias Pharmaceutical Corporation and YM BioSciences Inc. Mr. Jackson presently serves on the boards of Philabundance Food Bank, MacroGenics, Inc. and GlycoMimetics, Inc. Mr. Jackson holds a B.S. in pharmacy from the Philadelphia College of Pharmacy and Science and an M.B.A. from the University of Notre Dame. We believe that Mr. Jackson’s extensive executive leadership experience in the pharmaceutical industry and his experience as a member of the board of directors of other publicly traded biotechnology companies, as well as his broad life sciences industry knowledge qualifies him to serve on our Board of Directors.

Ankit Mahadevia, M.D. has been a member of our Board of Directors since September 2013 and currently serves as Chairman of our Board of Directors, a position he has held since August 2023. Dr. Mahadevia formerly served as our Chief Executive and President from March 2015 until August 2023. He was formerly a Venture Partner in the life sciences group at Atlas Venture, located in Cambridge, Massachusetts. In that capacity, he supported the formation of eight companies focused on novel drug discovery platforms and therapeutic products, including Nimbus Therapeutics, Arteaus Therapeutics (acquired by Lilly), and Translate Bio (Nasdaq: TBIO). He led three of these companies as acting chief executive officer, including Synlogic (Nasdaq: SYBX). Prior to joining Atlas Venture in 2008, Dr. Mahadevia worked on product and business development with the founding team at Arcion Therapeutics, Inc. He has also held positions in business development both at Genentech, Inc. and at Vanda Pharmaceuticals Inc. Previously, he worked in the health care groups of McKinsey & Company and Monitor Group. Dr. Mahadevia began his career in health care policy, with roles in the U.S. Senate Health, Education, Labor, and Pensions committees, the U.S. Government Accountability Office and the Mexican Institute of Social Security. He has spoken widely on entrepreneurship, including at Harvard University, Columbia University, Northwestern University, and the Berkeley Forum. Dr. Mahadevia has also been active in the policy of life science innovation, including service on the Advisory Council at the NIH National Center for Advancing Translational Sciences. Dr. Mahadevia holds an M.D. from the Johns Hopkins School of Medicine, an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. in Economics and Biology from Northwestern University. We believe that Dr. Mahadevia is qualified to serve on our Board of Directors due to his experience serving as our Chief Executive Officer and President and his extensive experience in the life sciences industry.

John C. Pottage, Jr., M.D. has served on our Board of Directors since September 2018. Dr. Pottage served as Senior Vice President and Chief Scientific and Medical Officer of ViiV Healthcare from November 2009 to October 2019. From September 2008 to November 2009, Dr. Pottage served as Senior Vice President, Head of Infectious Disease Medicine Development Center and, from June 2007 to September 2008, as the Vice President, Global Clinical Development of Antivirals, at GlaxoSmithKline. Prior to joining GlaxoSmithKline, Dr. Pottage served as Chief Medical Officer and Senior Vice President of Drug Development of Achillion Pharmaceuticals from May 2002 to May 2007. From July 1998 to May 2002, Dr. Pottage served as Medical Director of Vertex Pharmaceuticals (Nasdaq: VRTX) (“Vertex”). Dr. Pottage currently serves on the board of directors of Pardes Biosciences. We believe that Dr. Pottage’s extensive industry and executive experience, his broad experience within the biopharmaceutical sector and his knowledge of the life sciences industry qualifies him to serve on our Board of Directors.

Satyavrat Shukla has served as our Chief Executive Officer and President since August 2023 and has been a member of our Board of Directors since August 2023. He formerly served as our Chief Financial Officer and Treasurer from January 2021 to August 2023. He has over 20 years of strategic and financial leadership experience. He was most recently Chief Financial Officer at Ziopharm Oncology, Inc. from July 2019 to December 2020, where he directed all of Ziopharm’s financial aspects, including financial planning, analysis and reporting, treasury and tax functions, capital strategy and investor relations. Prior to Ziopharm, Mr. Shukla was Vice President and Global Head of Corporate Finance for Vertex Pharmaceuticals, Inc. from July 2012 to July 2019, where he managed financial planning, analysis and budgeting, and led the annual long-range planning process encompassing Vertex’s entire portfolio and operations across more than 30 countries. Previously, Mr. Shukla was a Principal at Cornerstone Research, where he led teams providing consulting services for life science clients ranging from start-ups to multi-billion-dollar corporations. Prior to Cornerstone, he worked for finance consulting firms LECG Corporation and Putnam, Hayes & Bartlett, Inc. Mr. Shukla earned a B.A. in Economics from Harvard University and an M.B.A. in Finance and Strategy from Yale University. He also holds the Chartered Financial Analyst designation.

Cynthia Smith has served on our Board of Directors since March 2019. Ms. Smith was Chief Commercial Officer of ZS Pharma, from June 2013 to December 2016. ZS Pharma became a subsidiary of AstraZeneca after its acquisition in December 2015. Prior to joining ZS Pharma, Ms. Smith was Vice President, Market Access & Commercial Development at Affymax, Inc., a biotechnology company focused on the development and commercialization of novel renal therapies, including a new anemia drug for chronic kidney disease patients. Ms. Smith was employed at Affymax from October 2008 to March 2013. Prior to Affymax, Ms. Smith was Executive Director of Healthcare Systems and Medicare Strategy at Merck. During her tenure at Merck from June 2000 to October 2008, she also held various leadership positions in corporate strategy, public policy, and external affairs, including global crisis management for the Vioxx recall. Before joining the pharmaceutical industry, she served in the White House Office of Management and Budget (OMB) in the Clinton Administration. Ms. Smith earned an M.B.A. from the Wharton School of the University of Pennsylvania, an MS in public policy from the Eagleton Institute of Politics at Rutgers University, and a BA from the University of North Carolina at Chapel Hill. Ms. Smith also serves on the boards of directors of Agios Pharmaceuticals, Akebia Therapeutics and Protara Therapeutics, Inc. We believe that Ms. Smith’s extensive management experience in the healthcare industry and her experience as a member of the board of directors of other publicly traded biotechnology companies, as well as her broad life sciences industry knowledge, qualifies her to serve on our Board of Directors.

Frank E. Thomas has served on our Board of Directors since July 2017. Mr. Thomas is currently President and Chief Operating Officer of Orchard Therapeutics, a development-stage biotechnology company based in the United Kingdom, where he served as Chief Financial Officer and Chief Business Officer from January 2018 to March 2020. Prior to Orchard, Mr. Thomas served as the President and Chief Operating Officer of AMAG Pharmaceuticals, Inc., a commercial-stage pharmaceutical company, which was a publicly traded company that was subsequently acquired by Covis Pharma, from April 2015 to April 2017, as AMAG’s Executive Vice President and Chief Operating Officer from May 2012 through April 2015 and as Executive Vice President, Chief Financial Officer and Treasurer from August 2011 through May 2012. Prior to AMAG, he served as Senior Vice President, Chief Operating Officer and Chief Financial Officer for Molecular Biometrics, Inc., a commercial-stage medical diagnostics company, from October 2008 to July 2011. Prior to Molecular Biometrics, Mr. Thomas spent four years at Critical Therapeutics, Inc., which was a publicly traded company that subsequently merged with Cornerstone Therapeutics Inc., from April 2004 to March 2008, where he was promoted to President in June 2006 and Chief Executive Officer in December 2006 from the position of Senior Vice President and Chief Financial Officer. He also served on the board of directors of Critical Therapeutics from 2006 to 2008. Prior to 2004, Mr. Thomas served as the Chief Financial Officer and Vice President of Finance and Investor Relations at Esperion Therapeutics, Inc., a public biopharmaceutical company (Nasdaq: ESPR). Mr. Thomas was a member of the board of directors of the Massachusetts Biotechnology Council from 2007 to 2015. Mr. Thomas currently serves as a member of the board of directors of Larimar Therapeutics Inc (Nasdaq: LRMR). Mr. Thomas holds a B.B.A. from the University of Michigan, Ann Arbor. We believe that Mr. Thomas’ extensive commercial and operational management experience at biopharmaceutical companies and with financial matters qualifies him to serve on our Board of Directors.

Kathleen Tregoning has served on our Board of Directors since October 2021. Ms. Tregoning has served as Chief Corporate Affairs Officer of Cerevel Therapeutics Holdings, Inc. since July 2020. Previously, from February 2017 to March 2020, Ms. Tregoning served as Executive Vice President for External Affairs at Sanofi S.A., a French multinational pharmaceutical company, where she was responsible for leading an integrated organization that brought together market access, communications, public policy, government affairs, patient advocacy and corporate social responsibility. Prior to joining Sanofi, Ms. Tregoning spent more than a decade at Biogen Inc., a multinational biotechnology company, first as Vice President, Public Policy & Government Affairs, from 2006 to 2015, and then as Senior Vice President, Corporate Affairs, from December 2015 to February 2017. Previously, Ms. Tregoning served as a professional staff member in the United States Congress, where she held health policy roles with the Senate Budget Committee, the House Energy & Commerce Committee, and the House Ways & Means Committee. Ms. Tregoning began her career with Andersen Consulting, where she developed business strategies and processes for clients in a range of industries, and later served as an Assistant Deputy Mayor for Policy & Budget in the office of the Mayor of Los Angeles. Ms. Tregoning graduated from Stanford University with a B.A. in International Relations and holds an M.A. in Public Policy from the Kennedy School of Government at Harvard University. We believe that Ms. Tregoning is qualified to serve on our Board of Directors because of her senior and executive leadership experience in several biopharmaceutical companies.

Patrick Vink, M.D. has served on our Board of Directors since September 2015 and currently serves as our Lead Director, a position he has held since August 2023. Dr. Vink has been an advisor to the pharmaceutical industry since 2015 and board member of several companies. Previously, Dr. Vink was employed at Cubist Pharmaceuticals, Inc (“Cubist”). Most recently, he served as Executive Vice-President and Chief Operating Officer, overseeing all worldwide commercial and technical operations as well as global alliance management and managing the company’s profit and loss. He joined Cubist in 2012 as Senior Vice President and Head of all International Business Operations. In this role, he was responsible for the business activities in International markets outside USA. Prior to joining Cubist, Dr. Vink served as Senior Vice President, Global Head of Hospital Business and Global Head of Biologics for Mylan Inc. In this role, Dr. Vink managed the global hospital business of the company. He joined Mylan in 2008 and established a number of global functions for the company in Switzerland. Before joining Mylan, Dr. Vink held several leadership positions across the industry, including Head of Global Business Franchise Biopharmaceuticals for Novartis Sandoz; Vice President International Business for Biogen, Inc.; and Head of Worldwide Marketing, Cardiovascular and Thrombosis for Sanofi-Synthélabo SA. Dr. Vink served as a member of the Executive Committee of the European Federation of Pharmaceutical Industries and Associations (EFPIA) between 2013 and 2015. Dr. Vink graduated as a medical doctor from the University of Leiden, Netherlands in 1988 and obtained his M.B.A. in 1992 from the University of Rochester. Dr. Vink serves on the boards of directors of Santhera Pharmaceuticals AG, Amryt Pharma PLC., and is Chairman of the board of directors of two privately held companies. We believe that Dr. Vink is qualified to serve on our Board of Directors because of his extensive operational business experience, significant knowledge of the activities of our company, and diverse background serving on the board of directors of various public and private life science companies.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2022, there were 11 meetings of our Board of Directors, and the various committees of the Board of Directors met a total of 15 times. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board of Directors on which such director served during the fiscal year ended December 31, 2022. The Board of Directors has adopted a policy under which each member of the Board of Directors makes every effort to but is not required to attend each annual meeting of our stockholders.

Audit Committee. Our Audit Committee met four times during the fiscal year ended December 31, 2022. This committee currently has four members, Frank E. Thomas (Chairman), Scott Jackson, John C. Pottage, Jr., M.D., and Patrick Vink, M.D. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board of

Directors has determined that Mr. Thomas is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.sperotherapeutics.com.

Compensation Committee. Our Compensation Committee (formerly, our Human Capital Management Committee) met five times during the fiscal year ended December 31, 2022. This committee currently has four members, Patrick Vink, M.D. (Chairman), Milind Deshpande, Ph.D., Cynthia Smith and Kathleen Tregoning. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers the Spero Therapeutics, Inc. 2017 Stock Incentive Plan, as amended (the “2017 Plan”), and our 2019 Inducement Equity Incentive Plan, as amended (the “2019 Plan”). The Compensation Committee is responsible for the determination of the compensation of our chief executive officer and shall conduct its decision-making process with respect to that issue without the chief executive officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Compensation Committee retains Meridian Compensation Partners, LLC (“Meridian”) as an independent advisor to the Compensation Committee to provide executive compensation consulting services. Meridian did not provide any services to us other than executive compensation consulting services during the fiscal year ended December 31, 2022. In compliance with the SEC and the corporate governance rules of The Nasdaq Stock Market, Meridian provided the Compensation Committee with a letter addressing each of the six independence factors. Their responses affirm the independence of Meridian and the partners, consultants, and employees who service the Compensation Committee on executive compensation matters and governance issues.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.sperotherapeutics.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee (“Nominating Committee”) met three times during the fiscal year ended December 31, 2022 and has three members, Milind Deshpande, Ph.D. (Chairman), Scott Jackson and Frank E. Thomas. Our Board of Directors has determined that all members of the Nominating Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market. The Nominating Committee’s responsibilities are set forth in the Nominating Committee’s written charter and include:

•	identifying and recommending candidates for membership on our Board of Directors;

•	recommending directors to serve on board committees;

•	reviewing and recommending our corporate governance guidelines and policies;

•	reviewing proposed waivers of the code of conduct for directors and executive officers;

•	evaluating, and overseeing the process of evaluating, the performance of our Board of Directors and individual directors; and

•	assisting our Board of Directors on corporate governance matters.

Generally, our Nominating Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating Committee will evaluate a candidate’s qualifications in accordance with the criteria set forth in our Corporate Governance Guidelines. Our Nominating Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the Board of Directors and its committees.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to the Board of Directors, it must follow the procedures described in our Amended and Restated Bylaws and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement. Any such recommendation should be made in writing to the Nominating Committee, care of our Secretary at our principal office, and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

•	all information relating to such person that would be required to be disclosed in a proxy statement;

•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in our securities;

•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and

•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

•	certain biographical information concerning the proposed nominee;

•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;

•	certain information about any other security holder who supports the proposed nominee;

•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our Amended and Restated Bylaws.

Corporate Governance Guidelines. Our Board of Directors has adopted corporate governance guidelines, which apply to our principal executive officer, our principal financial and accounting officer and all of our other employees, to assist in the exercise of its duties and responsibilities and to serve the best interests of us and our stockholders. The guidelines provide that:

•	our Board of Directors’ principal responsibility is to oversee our management;

•	except as required by Nasdaq rules, a majority of the members of our Board of Directors must be independent directors;

•	the independent directors meet in executive session at least twice a year;

•	directors have full and free access to management and, as necessary, independent advisors; and

•	our Nominating and Committee will oversee periodic self-evaluations of the Board of Directors to determine whether it and its committees are functioning effectively.

While we have no formal policy regarding diversity of our board members, our Corporate Governance Guidelines provide that the background and qualifications of the members of our Board of Directors considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our Board of Directors in fulfilling its responsibilities. Our priority in selection of board members is the identification of members who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among our board members, knowledge of our business, understanding of the competitive landscape in which we operate and adherence to high ethical standards.

Copies of the Nominating Committee’s written charter and our Corporate Governance Guidelines are publicly available on our website at www.sperotherapeutics.com.

Code of Business Conduct and Ethics. We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the Code of Business Conduct and Ethics is posted on our website at www.sperotherapeutics.com and will be made available to stockholders without charge, upon request, in writing to our Secretary at Spero Therapeutics, Inc., 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139. Disclosure regarding any amendments to, or waivers from, provisions of the Code of Business Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

Compensation Committee Interlocks and Insider Participation. None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of our Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. For a description of any transactions between us and members of our Compensation Committee and affiliates of such members, see “Certain Relationships and Related Person Transactions.”

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is currently chaired by Ankit Mahadevia, M.D. As a general policy, our Board of Directors believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Mr. Shukla serves as our Chief Executive Officer, while Dr. Mahadevia serves as the Chairman of our Board of Directors but is not an officer and Patrick Vink, M.D. serves as Lead Director due to his independence.

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Executive Officer reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm and our Chief Executive Officer. The Audit Committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our Board of Directors regarding these activities.

Policy Prohibiting Hedging

We maintain an Insider Trading Policy that prohibits our officers, directors, and employees from, among other things, engaging in speculative transactions in our securities, including by way of the purchase or sale of a put option, a call option or a short sale (including a short sale “against the box”), or engaging in hedging transactions, including prepaid variable forward contracts, equity swaps, collars and exchange funds.

Stockholder Communications to the Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 857-242-1547 or ir@sperotherapeutics.com. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board of Directors at Spero Therapeutics, Inc., 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Environmental, Social, and Governance

We are deeply committed to advancing new therapies for patients with rare orphan diseases and serious, multi-drug resistant bacterial infections in both hospital and community settings. Our dedication to developing our environmental, social, and governance (“ESG”) program is rooted in the belief that integrating environmental, social, and governance considerations into our business strategies will not only drive long-term value for our stockholders but also positively impact the patients and communities in which we operate. As part of our focus to evolve our ESG program, we are establishing and strengthening our policies and disclosures and implementing new programs to address relevant ESG risks and opportunities.

ESG Oversight

The Board of Directors and executive leadership team of Spero Therapeutics, Inc. take an active role in overseeing and guiding our ESG initiatives. We have established an ESG Working Group comprised of key executive leaders that are tasked with developing our ESG program. Our Board of Directors also maintains responsibility for ESG and is committed to delineating future strategies and governance associated with the initiative. Our ESG Working Group, which is overseen by our Head of Investor Relations, aims to integrate ESG matters into our corporate strategy and decision-making processes. The Board of Directors plans on receiving regular updates on ESG and oversees the development of initiatives and disclosures.

Environmental Management

We recognize that addressing our environmental impact is crucial for the well-being of future generations. We are dedicated to understanding and managing our environmental footprint effectively.

Human Capital Management

Our success as a company is significantly influenced by the dedication and expertise of our employees. We prioritize human capital management by fostering a culture of inclusivity, learning, and well-being. We strive to provide a safe and supportive work environment that values diversity, encourages professional development, and promotes work-life balance through flexible work hours in a hybrid environment. Through our learning and development platform, our employees have the opportunity to enroll in live classes on topics of their choosing. Additionally, we maintain open channels of communication to engage with our employees, gather feedback, and address their concerns.

Diversity and Inclusion

Diversity and inclusion are at the core of our values. We are committed to promoting a diverse workforce, where all employees feel respected, valued, and empowered to contribute to our mission. We are actively working to increase representation across all levels of our organization, including leadership roles. Through targeted initiatives, such as DEI workshops throughout the year, we aim to foster an inclusive workplace that celebrates individual differences and enables the exchange of diverse perspectives.

Quality and Safety

Ensuring the quality and safety of our operations is of utmost importance. We maintain stringent quality control processes and adhere to all relevant regulatory standards to guarantee the safety, efficacy, and reliability of our medicines. Patient safety is a top priority, and we continuously monitor and improve our quality management systems to develop and deliver treatments that patients and healthcare providers can trust.

Business Ethics

We uphold the highest standards of business ethics and integrity. Our commitment to ethical conduct is reflected in our Code of Business Conduct and Ethics, which outlines principles and guidelines for all employees, contractors, and partners to follow. We promote transparent and honest communication with stakeholders, safeguarding the trust they place in us.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. We have employment agreements with each of our executive officers.

Name	Age	Position
Kamal Hamed	62	Chief Medical Officer
Tamara Joseph	60	Chief Legal Officer
Timothy Keutzer	55	Chief Operating Officer
Stephen DiPalma	64	Interim Chief Financial Officer

Kamal Hamed has served as our Chief Medical Officer since September 2022. Dr. Hamed has over 20 years of experience leading various anti-infective clinical development programs in antibacterials, antivirals, antimalarials, and antifungals. Before joining us, he was the CMO at Lysovant Sciences, a subsidiary of Roivant Sciences. Prior to his time at Lysovant, Dr. Hamed was Head of Clinical Development & Medical Affairs at

Basilea Pharmaceutica. Earlier in his career, he held senior positions in clinical development and medical affairs at Novartis (including Therapeutic Area Head for Anti-infectives), Bristol-Myers Squibb, and Bayer, spearheading the successful global development, approval, and post-marketing medical affairs support of multiple anti-infective products. Prior to joining the pharmaceutical industry, Dr. Hamed worked as an academic physician for 14 years. He holds an M.D. degree from the American University of Beirut, an M.P.H. degree from Johns Hopkins University, and an M.B.A. degree from the University of South Florida. Dr. Hamed completed a residency in Internal Medicine at UMDNJ–Robert Wood Johnson Medical School and a fellowship in Infectious Diseases at Stanford University School of Medicine. He is a fellow of both the American College of Physicians and the Infectious Diseases Society of America and has published over 110 manuscripts in peer-reviewed journals.

Tamara Joseph has served as our Chief Legal Officer since December 2020. She has over 20 years of leadership roles in the biotechnology sector, overseeing legal, public and government affairs, compliance and risk management. Ms. Joseph most recently served as General Counsel at Millendo Therapeutics, Inc. and previously served as General Counsel at Enzyvant Therapeutics Ltd., InVivo Therapeutics Holdings Corp., Cubist Pharmaceuticals, Inc., Mayne Pharma Ltd., and Transkaryotic Therapies, Inc. Her experience also includes establishing and leading the international legal and public affairs departments of Biogen Idec Inc. Ms. Joseph received her B.A. in economics from Duke University, her J.D. from the University of Michigan Law School and her L.L.M. degrees from the College of Europe in Belgium and the University of Paris.

Timothy Keutzer has served as our Chief Operating Officer since February 2023 and previously served as our Chief Development Officer from June 2019 until February 2023 and as our Senior Vice President, Development from September 2015 to June 2019. He has over 20 years’ experience in the pharmaceutical industry, spanning multiple functional and therapeutic areas. Prior to joining Spero, Mr. Keutzer served in various roles at Cubist Pharmaceuticals, including Vice President of Program and Portfolio Management from May 2014 to July 2015. At Cubist Mr. Keutzer was the program leader for ceftolozane/tazobactam, which progressed rapidly from Phase 1 to Phase 3, and was approved in the FDA in December of 2014. Prior to that role, he also led several of Cubist’s inlicensed development programs, and also led the commercial supply chain for Cubicin. His experience before Cubist spans multiple drug classes and includes preclinical PK/PD and clinical operations at Genetics Institute, as well as global strategic marketing and program management at Wyeth. Tim began his career in contract toxicology labs. Mr. Keutzer earned his bachelor’s degree from the University of Kentucky.

Stephen DiPalma has served as our Interim Chief Financial Officer and Treasurer since August 2023. He is a Managing Director of Danforth Advisors, LLC, a financial consultancy that specializes in working with life sciences companies. Prior to and during his tenure at Danforth, Mr. DiPalma has served as Interim Chief Financial Officer to several public and emerging companies in various stages of development, including as our Interim Chief Financial Officer from November 2019 to January 2021. Mr. DiPalma joined Danforth in 2014 and served as Chief Financial Officer at Forum Pharmaceuticals from 2009 to 2014. He holds a B.S. from the University of Massachusetts and M.B.A. from Babson College.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2022 and 2021 to our former President and Chief Executive Officer and our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2022 and were serving as executive officers as of such date.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All other Compensation ($)(5)(6)	Total ($)
Ankit Mahadevia, M.D.	2022	633,750	254,000	1,499,998	1,499,324	342,900	9,733	4,239,705
Former President and Chief Executive Officer(7)	2021	590,417	—	1,300,000	2,650,765	327,618	6,245	4,875,045

Satyavrat Shukla	2022	478,333	168,000	424,997	424,807	172,800	4,133	1,673,070
President and Chief Executive Officer and Former Chief Financial Officer and Treasurer(8)	2021	440,889	164,000	399,994	1,039,433	175,660	8,295	2,228,271

Tamara Joseph	2022	448,740	157,500	424,997	424,807	162,000	7,314	1,625,358
Chief Legal Officer	2021	410,000	—	399,994	—	164,082	5,999	980,075

(1)

Consists of retention bonuses paid to Dr. Mahadevia, Mr. Shukla and Ms. Joseph during the year ended December 31, 2022 and a sign-on bonus to Mr. Shukla in connection with his commencement of employment during the year ended December 31, 2021.

(2)

These amounts represent the aggregate grant date fair value for restricted stock unit (“RSU”) awards computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 8 to our consolidated financial statements for the year ended December 31, 2022 included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 30, 2023.

(3)

These amounts represent the aggregate grant date fair value for option awards computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 8 to our consolidated financial statements for the year ended December 31, 2022 included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 30, 2023.

(4)

Amounts represent annual cash bonuses earned for the applicable fiscal year. The annual cash bonuses are paid in the first quarter of the calendar year following the year to which the cash bonus relates.

(5)

Amounts in this column include for the year ended December 31, 2022 (i) in the case of Dr. Mahadevia, $583 consists of the dollar value of life insurance premiums we paid with respect to term life insurance and $9,150 in a matching contribution under our 401(k) plan, (ii) in the case of Mr. Shukla, $583 consists of the dollar value of life insurance premiums we paid with respect to term life insurance and $3,550 in a matching contribution under our 401(k) plan and (iii) in the case of Ms. Joseph, $583 consists of the dollar value of life insurance premiums we paid with respect to term life insurance and $6,731 in a matching contribution under our 401(k) plan.

(6)

Amounts in this column include for the year ended December 31, 2021 (i) in the case of Dr. Mahadevia, $740 consists of the dollar value of life insurance premiums we paid with respect to term life insurance and

$5,505 in a matching contribution under our 401(k) plan, (ii) in the case of Mr. Shukla, $740 consists of the dollar value of life insurance premiums we paid with respect to term life insurance and $7,555 in a matching contribution under our 401(k) plan and (iii) in the case of Ms. Joseph, $740 consists of the dollar value of life insurance premiums we paid with respect to term life insurance and $5,259 in a matching contribution under our 401(k) plan.

(7)	Effective August 1, 2023, Dr. Mahadevia resigned as President and Chief Executive Officer of the Company and was appointed Chairman of the Board of Directors.

(8)

Effective August 1, 2023, Mr. Shukla was appointed President and Chief Executive Officer of the Company and as of such date Mr. Shukla no longer serves as the Company’s Chief Financial Officer and Treasurer.

Narrative Disclosure to Summary Compensation Table

Our employment arrangements with our named executive officers are described below.

Ankit Mahadevia, M.D.

On October 20, 2017, we entered into an employment agreement with Dr. Mahadevia with respect to his employment as our Chief Executive Officer, as amended on November 10, 2022. The terms of Dr. Mahadevia’s agreement provided for an annual base salary of $400,000, and eligibility for an annual incentive bonus, with a target bonus opportunity of 30% of his then-current base salary, subject to adjustment by the Board of Directors or Compensation Committee. Dr. Mahadevia’s annual base salary and target bonus opportunity were subsequently increased over time. In December 2021, Dr. Mahadevia’s base salary was increased, effective February 1, 2022, to $635,000, with a target bonus opportunity of 60% of his base salary. In January 2023, Dr. Mahadevia’s base salary was increased, effective February 1, 2023, to $647,700, with a target bonus opportunity of 60% of his base salary. Dr. Mahadevia stepped down as Chief Executive Officer effective August 1, 2023. On June 13, 2023, we entered into a (i) Transition and Separation Agreement with Dr. Mahadevia (the “Mahadevia Separation Agreement”) and (ii) Consulting Agreement with Dr. Mahadevia (the “Mahadevia Consulting Agreement”), each as described below.

Dr. Mahadevia’s employment agreement provided for the following increased severance payments upon termination by us without Cause (as defined below) or by Dr. Mahadevia for Good Reason (as defined below): (i) payment of his then current base salary for a period of 12 months following termination; (ii) a pro-rated target bonus for the period during which Dr. Mahadevia was employed in the year of termination; and (iii) continued coverage under our group health insurance plan until the earlier of 12 months from termination or the date Dr. Mahadevia becomes eligible for medical benefits with another employer. Further, the agreement provided that upon termination by us without Cause or by Dr. Mahadevia for Good Reason within 90 days prior to the earlier to occur of a Change of Control (as defined below) or the execution of a definitive agreement the consummation of which would result in a Change of Control or one year following a Change of Control (a “Change of Control Termination”), Dr. Mahadevia was entitled to receive (i) a lump sum payment equal to 18 months of his then-current base salary plus the amount of his then-current target performance bonus; (ii) acceleration of all unvested equity awards as of the date of termination; and (iii) continued coverage under our group health insurance plan until the earlier of 12 months from termination or the date Dr. Mahadevia becomes eligible for medical benefits with another employer. Payment in each case was subject to Dr. Mahadevia’s execution of a release satisfactory to us following such termination. In addition, if Dr. Mahadevia’s employment terminated as a result of disability or death, he was entitled to receive a pro-rated target bonus for the period during which Dr. Mahadevia was employed in the year of termination. The agreement also provided that Dr. Mahadevia shall serve as a member of our Board of Directors during his employment with us until the term of his directorship expires and he is not re-elected or his earlier resignation or removal from our Board of Directors.

On June 13, 2023, we entered into the Mahadevia Separation Agreement. Pursuant to the terms of the Mahadevia Separation Agreement, (i) Dr. Mahadevia remained eligible to receive a bonus amount representing a pro-rata bonus for calendar year 2023, subject to the discretion of the Board, calculated through August 1, 2023 (the “Transition Date”), which was paid within ten days following the Transition Date; (ii) if Dr. Mahadevia is eligible for and elects to continue his health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) following the Transition Date, then the Company shall pay his monthly premium under COBRA until the earliest of (A) January 31, 2024; (B) the expiration of his continuation coverage under COBRA; or (C) the date when he becomes eligible to receive health insurance coverage in connection with new employment or self-employment; (iii) that the Company enter into the Mahadevia Consulting Agreement; (iv) notwithstanding any terms of the Company’s 2017 Plan, or any award agreements to the contrary, in the event of a Change of Control (as defined in the Mahadevia Consulting Agreement) and provided Dr. Mahadevia is a member of the Board on the effective date of the Change of Control, Dr. Mahadevia shall become fully vested in any and all equity awards outstanding as of the effective date of the Change of Control; and (v) Dr. Mahadevia was appointed by the Board of Directors to serve as Chairman of the Board, effective as of the Transition Date.

On June 13, 2023, we entered into the Mahadevia Consulting Agreement. Pursuant to the terms of the Mahadevia Consulting Agreement, Dr. Mahadevia will perform certain consulting services for the Company which commenced on the Transition Date and continues through July 31, 2025, including advising the Company on general operational and strategic matters (the “Mahadevia Services”). Under the Mahadevia Consulting Agreement, the Company shall pay Dr. Mahadevia (i) $54,000 per month for the Mahadevia Services from the Transition Date through January 31, 2024 and (ii) an hourly rate of $310.00 per hour beginning on February 1, 2024 and continuing through July 31, 2025. Further, the equity that Dr. Mahadevia received under the 2017 Plan and any Stock Option Agreement or Restricted Stock Unit Agreement executed pursuant thereto prior to the Transition Date (collectively, the “Mahadevia Award Agreements”) shall continue to vest in accordance with the terms of the Plan and the Mahadevia Award Agreements during the term of the Mahadevia Consulting Agreement. Dr. Mahadevia may exercise any vested options during the term of the Mahadevia Consulting Agreement and for 90 days following a termination event triggering an exercise period applicable to same (but no later than the date such award expires) in accordance with the terms of the Plan and the applicable Mahadevia Award Agreements. In addition, in the event of a Change of Control (as defined in Mahadevia Consulting Agreement) on or before July 31, 2025, Dr. Mahadevia shall become fully vested in any and all equity awards outstanding as of the effective date of such Change of Control, provided that the Mahadevia Consulting Agreement remains in effect as of the effective date of such Change of Control.

Satyavrat Shukla

On December 9, 2020, we entered into an employment agreement with Mr. Shukla with respect to his employment as our Chief Financial Officer, as amended on November 10, 2022. The terms of Mr. Shukla’s agreement provided for an annual base salary of $425,000 prorated for fiscal year 2021, and eligibility for an annual incentive bonus, with a target bonus opportunity of 40% of his then-current base salary, subject to adjustment by the Board of Directors or Compensation Committee. Mr. Shukla’s annual base salary has been subsequently increased over time.

Mr. Shukla’s employment agreement also provided for the following severance payments upon termination by us without Cause or by Mr. Shukla for Good Reason: (i) payment of his then-current base salary for a period of nine months following termination; (ii) a pro-rated target bonus for the period during which Mr. Shukla was employed in the year of termination; and (iii) continued coverage under our group health insurance plan until the earlier of 12 months from termination or the date Mr. Shukla becomes eligible for medical benefits with another employer. Further, the agreement provided that upon termination by us without Cause or by Mr. Shukla for Good Reason within 90 days prior to the earlier to occur of a Change of Control or a Change of Control Termination, Mr. Shukla would be entitled to receive: (i) a lump sum payment equal to 12 months of his then-current base salary plus the amount of his then-current target performance bonus;

(ii) acceleration of all unvested equity awards as of the date of termination; and (iii) continued coverage under our group health insurance plan until the earlier of 12 months from termination or the date Mr. Shukla becomes eligible for medical benefits with another employer. Payment in each case was subject to Mr. Shukla’s execution of a release satisfactory to us following such termination. In addition, if Mr. Shukla’s employment terminated as a result of disability or death, he was entitled to receive a pro-rated target bonus for the period during which Mr. Shukla was employed in the year of termination.

On June 13, 2023, we entered into an Amended and Restated Employment Agreement with Mr. Shukla with connection with his appointment as our Chief Executive Officer and President (the “Shukla Amended Employment Agreement”). Under the terms of the Shukla Amended Employment Agreement, (i) the Company shall pay Mr. Shukla an annual base salary (the “Base Salary”) of $575,000; (ii) Mr. Shukla shall be eligible to receive an annual cash bonus (the “Annual Performance Bonus”), with the target amount of such Annual Performance Bonus equal to 50% of Mr. Shukla’s Base Salary in the year to which the Annual Performance Bonus relates; provided that the actual amount of the Annual Performance Bonus may be greater or less than such target amount; provided further that Mr. Shukla’s Annual Performance Bonus for the 2023 performance year shall be pro-rated such that it shall be based on a Base Salary of $489,600 for the period from January 1, 2023 to July 31, 2023 and on a Base Salary of $575,000 for the period from the Transition Date to December 31, 2023; and (iii) the Company awarded Mr. Shukla 266,000 restricted stock units (the “Shukla RSUs”) under the Plan on the Transition Date; the Shukla RSUs are subject to the terms and conditions of the Plan and the restricted stock unit agreement between Mr. Shukla and Company entered into pursuant thereto (the “Shukla RSU Agreement”); and the Shukla RSUs shall vest in four equal annual installments beginning on the first anniversary of the Transition Date, except as otherwise provided in the Shukla RSU Agreement.

The Shukla Amended Employment Agreement also provides for the following severance payments upon termination by the Company without Cause (as defined in the Shukla Amended Employment Agreement) or by Mr. Shukla for Good Reason (as defined in the Shukla Amended Employment Agreement): (i) payment of his then-current Base Salary for a period of 12 months following termination; (ii) a pro-rated target bonus for the period during which Mr. Shukla was employed in the year of termination; and (iii) continued coverage under the Company’s group health insurance plan until the earlier of 12 months from termination or the date Mr. Shukla becomes eligible for medical benefits with another employer. Further, the Shukla Amended Employment Agreement provides that upon termination by the Company without Cause or by Mr. Shukla for Good Reason within (i) 90 days prior to the earlier to occur of a Change of Control (as defined in the Shukla Amended Employment Agreement) or the execution of a definitive agreement, the consummation of which would result in a Change of Control or (ii) one year following a Change of Control, Mr. Shukla will be entitled to receive: (i) a lump sum payment equal to 18 months of his then-current Base Salary plus an amount equal to one-and-one-half times the target amount of his Annual Performance Bonus; (ii) acceleration of all unvested equity awards as of the date of termination; and (iii) continued coverage under the Company’s group health insurance plan until the earlier of 18 months from termination or the date Mr. Shukla becomes eligible for medical benefits with another employer. Payment in each case is subject to Mr. Shukla’s execution of a release satisfactory to the Company following such termination. In addition, if Mr. Shukla’s employment terminates as a result of disability or death, he will be entitled to receive a pro-rated target bonus for the period during which he was employed in the year of termination.

Tamara Joseph

On November 6, 2020, we entered into an employment agreement with Ms. Joseph with respect to her employment as our Chief Legal Officer, as amended on November 10, 2022. The terms of Ms. Joseph’s agreement provide for an annual base salary of $385,000 prorated for fiscal year 2020, and eligibility for an annual incentive bonus, with a target bonus opportunity of 40% of her then-current base salary, subject to adjustment by the Board of Directors or Compensation Committee. Ms. Joseph’s annual base salary has been subsequently increased over time. As of July 1, 2021, Ms. Joseph’s base salary was increased to $435,000, with a target bonus opportunity of 40% of her base salary. In December 2021, Ms. Joseph’s base salary was increased, effective February 1, 2022, to $450,000 with a target bonus opportunity of 40% of her base salary. In January 2023, Ms. Joseph’s base salary was increased, effective February 1, 2023, to $459,000 with a target bonus opportunity of 40% of her base salary.

The agreement also provides for the following severance payments upon termination by us without Cause or by Ms. Joseph for Good Reason: (i) payment of her then-current base salary for a period of nine months following termination; (ii) a pro-rated target bonus for the period during which Ms. Joseph was employed in the year of termination; and (iii) continued coverage under our group health insurance plan until the earlier of 12 months from termination or the date Ms. Joseph becomes eligible for medical benefits with another employer. Further, the agreement provides that upon termination by us without Cause or by Ms. Joseph for Good Reason within 90 days prior to the earlier to occur of a Change of Control or a Change of Control Termination, Ms. Joseph will be entitled to receive: (i) a lump sum payment equal to 12 months of her then-current base salary plus the amount of her then-current target performance bonus; (ii) acceleration of all unvested equity awards as of the date of termination; and (iii) continued coverage under our group health insurance plan until the earlier of 12 months from termination or the date Ms. Joseph becomes eligible for medical benefits with another employer. Payment in each case is subject to Ms. Joseph’s execution of a release satisfactory to us following such termination. In addition, if Ms. Joseph’s employment terminates as a result of disability or death, she shall be entitled to receive a pro-rated target bonus for the period during which Ms. Joseph was employed in the year of termination.

Under each of the employment agreements, Cause means (i) the executive’s conviction of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (ii) the executive’s willful failure or refusal to comply with lawful directions of our Board of Directors (or, for Ms. Joseph, the lawful directions of the Chief Executive Officer), which failure or refusal continues for more than thirty days after written notice is given to the executive by our Board of Directors (or, for Ms. Joseph, by the Chief Executive Officer), which notice sets forth in reasonable detail the nature of such failure or refusal; (iii) willful and material breach by the executive of a written company policy applicable to the executive or the executive’s covenants and/or obligations under his or her employment agreement or the material breach of the executive’s proprietary information and inventions assignment agreement; and/or (iv) material misconduct by the executive that seriously discredits or damages us or any of our affiliates.

Under each of the employment agreements, Good Reason means (i) relocation of the executive’s principal business location to a location more than thirty (30) miles from the executive’s then-current business location; (ii) a material diminution in the executive’s duties, authority or responsibilities; (iii) a material reduction in the executive’s base salary; (iv) willful and material breach by us of our covenants and/or obligations under the executive’s employment agreement; or (v) within one year following a Change of Control, the executive is not an executive of the parent company, provided that the executive’s roles responsibilities and scope of authority within the subsidiary is not comparable to the executive’s roles, responsibilities and scope of authority with us prior to the Change of Control.

Under each of the employment agreements and under the Mahadevia Consulting Agreement, Change of Control means (i) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company, or any affiliate, parent or subsidiary of the Company, or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions; (ii) a merger or consolidation of the Company other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; (iii) our stockholders approve an agreement for the sale or disposition by the Company of all or substantially all of our assets; or (iv) a change in the composition of our Board of Directors, as a result of which fewer than a majority of the directors are incumbent directors.

All of our executive officers have entered into our standard proprietary information and inventions assignment agreement.

Annual Bonus

We seek to motivate and reward our executive officers for achievements relative to our corporate goals and expectations for each fiscal year. Each of our named executive officers has a target bonus opportunity, defined as a percentage of his or her annual base salary. In 2022, Dr. Mahadevia’s target bonus was set at 60% of his base salary, Mr. Shukla’s at 40% of his base salary and Ms. Joseph’s at 40% of her base salary.

To reinforce the importance of integrated and collaborative leadership, bonuses for executive officers have been based primarily on company performance.

Our original goals for 2022 anticipated commercialization activities for tebipenem HBr and included achieving timely approval of tebipenem HBr (30% weighting); preparing Spero for commercialization and launch of tebipenem HBr (30% weighting); growing the pipeline and advancing to next inflection points (15% weighting); growing the enterprise and making Spero a lasting leader in the anti-infective space (15% weighting); and cultivating and evolving Spero culture (10% weighting).

In late April 2022, based upon feedback from a Late Cycle Meeting with the U.S. Food and Drug Administration (“FDA”), we determined to discontinue our own near-term commercialization activities for tebipenem HBr and to restructure our business. Our original goals for 2022 no longer reflected the reality of our business nor reinforced our strategic priorities. We therefore revised our annual corporate goals to realign with the shift in our strategic priorities.

The revised 2022 corporate goals included advancing SPR720 expeditiously and setting the stage for 2023 clinical data (30% weighting); achieving clarity of path forward for tebipenem HBr (20% weighting); building strategic optionality for Spero (20% weighting); maintaining fiscal discipline (15% weighting); executing on key milestones for SPR206 (10% weighting); and maintaining corporate culture (5% weighting).

The Compensation Committee considered the achievement of specific performance levels against these revised 2022 goals, including our license agreement with GSK regarding tebipenem HBr entered into in September 2022. The Compensation Committee determined that the revised 2022 goals had been fully achieved but recommended to the Board of Directors that due to the setbacks experienced earlier in the year, the executive officers would only receive 90% of their annual 2022 bonus. The Board of Directors agreed and the executive officers received 90% of their 2022 bonus in the first quarter of 2023.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table shows grants of stock options and awards outstanding on the last day of the fiscal year ended December 31, 2022 to each of the executive officers named in the Summary Compensation Table.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)		Market Value of Shares or Units of Stock that Have not Vested ($)(1)
Ankit Mahadevia, M.D.	22,213	(2)	—		$5.90	7/5/2027	—		—
	101,488	(3)	—		$5.90	7/5/2027	—		—
	118,888	(4)	—		$5.90	7/5/2027	—		—
	244,220	(5)	—		$5.90	7/5/2027	—		—
	125,079	(6)	—		$11.63	12/12/2027	—		—
	176,250	(7)	3,750	(7)	$6.26	1/1/2029	—		—
	127,500	(8)	52,500	(8)	$9.34	2/2/2030	—		—
	82,187	(9)	97,132	(9)	$19.18	1/31/2031	—		—
	—		187,730	(10)	$11.18	1/31/2032	—		—
	—		—		—	—	58,664	(11)	101,489
	—		—		—	—	134,168	(12)	232,111

Satyavrat Shukla	35,938	(13)	39,062	(13)	$17.93	1/4/2031	—		—
	—		53,190	(10)	$11.18	1/31/2032	—		—
	—		—		—	—	18,050	(11)	31,227
	—		—		—	—	38,014	(12)	65,764

Tamara Joseph	37,500	(14)	37,500	(14)	$17.28	12/2/2030	—		—
	—		53,190	(10)	$11.18	1/31/2032	—		—
	—		—		—	—	18,050	(11)	31,227
	—		—		—	—	38,014	(12)	65,764

(1)	The market value of the stock awards is based on the closing price of our common stock of $1.73 per share on December 31, 2022.

(2)	100% of these options vested on August 24, 2019.

(3)	These options vested on April 28, 2020.

(4)	100% of these options vested on July 6, 2017.

(5)	100% of these options vested on July 6, 2021.

(6)	100% of these options vested on December 13, 2021.

(7)

25% of the options vested on January 2, 2020 and an additional 1/36th of the remaining shares vest monthly until the option is fully vested. In addition, in the event of a Change of Control Termination, the vesting of these options will accelerate in accordance with the terms of the option and his or her employment agreement.

(8)

25% of the options vested on February 3, 2021 and an additional 1/36th of the remaining shares vest monthly until the option is fully vested. In addition, in the event of a Change of Control Termination, the vesting of these options will accelerate in accordance with the terms of the option and his or her employment agreement.

(9)

25% of the options vested on February 1, 2022 and an additional 1/36th of the remaining shares vest monthly until the option is fully vested. In addition, in the event of a Change of Control Termination, the vesting of these options will accelerate in accordance with the terms of the option and his or her employment agreement.

(10)

25% of the options vested on February 1, 2023 and an additional 1/36th of the remaining shares vest monthly until the option is fully vested. In addition, in the event of a Change of Control Termination, the vesting of these options will accelerate in accordance with the terms of the option and his or her employment agreement.

(11)

Consists of RSUs. Each RSU represents the right to receive one share of common stock upon vesting. The RSUs vest in four equal annual installments beginning on August 26, 2022, subject to the individual’s continued service through the applicable vesting date.

(12)

Consists of RSUs. Each RSU represents the right to receive one share of common stock upon vesting. The RSUs vest in four equal annual installments beginning on February 2, 2023, subject to the individual’s continued service through the applicable vesting date.

(13)

25% of the options vested on February 4, 2022 and an additional 1/36th of the remaining shares vest monthly until the option is fully vested. In addition, in the event of a Change of Control Termination, the vesting of these options will accelerate in accordance with the terms of the option and his or her employment agreement.

(14)

25% of the options vested on December 2, 2021 and an additional 1/36th of the remaining shares vest monthly until the option is fully vested. In addition, in the event of a Change of Control Termination, the vesting of these options will accelerate in accordance with the terms of the option and his or her employment agreement.

During the year ended December 31, 2022, the executive officers named in the Summary Compensation Table did not exercise any stock options.

2022 Retention Cash Bonus and Performance Awards

Based upon feedback from a Late Cycle Meeting with the FDA in late April 2022, we determined to discontinue our near-term commercialization activities for tebipenem HBr and to restructure our business. Following the receipt of this feedback, the Compensation Committee, in consultation with its independent advisor, Meridian, sought to create a new incentive program for its retained executive officers that would be responsive to the new challenges presented by a significant shift in strategic priorities. The objectives of this award were to bolster management continuity through the restructuring process and motivate and reward our executive officers for execution against goals relating to pipeline execution, business development, and financial stewardship.

On July 1, 2022, upon recommendation of the Compensation Committee, the Board of Directors approved a cash and RSU (the “Performance RSUs”) retention award for the Company’s executive officers, including awards to Dr. Mahadevia, Mr. Shukla and Ms. Joseph consisting of the following:

•

Subject to Dr. Mahadevia remaining actively employed with us through May 31, 2023, Dr. Mahadevia was entitled to: (i) a cash bonus of $254,000, which was paid on November 30, 2022, and (ii) if certain performance criteria were achieved, a Performance RSU with a number of shares of common stock to be issued to him on May 31, 2023 having a value of $508,000 based on the common stock price at such time, subject to the discretion of the Board of Directors or the Compensation Committee to pay in cash or a combination of cash and stock.

•

Subject to Mr. Shukla remaining actively employed with us through May 31, 2023, Mr. Shukla was entitled to: (i) a cash bonus of $168,000, which was paid on November 30, 2022, and (ii) if certain performance criteria were achieved, a Performance RSU with a number of shares of common stock to be issued to him on May 31, 2023 having a value of $336,000 based on the common stock price at such time, subject to the discretion of the Board of Directors or the Compensation Committee to pay in cash or a combination of cash and stock.

•

Subject to Ms. Joseph remaining actively employed with us through May 31, 2023, Ms. Joseph was entitled to: (i) a cash bonus of $157,500, which was paid on November 30, 2022, and (ii) if certain performance criteria were achieved, a Performance RSU with a number of shares of common stock to be issued to her on May 31, 2023 having a value of $315,000 based on the common stock price at such time, subject to the discretion of the Board of Directors or the Compensation Committee to pay in cash or a combination of cash and stock.

The Performance RSUs were eligible for vesting based on the achievement of certain performance criteria by May 31, 2023 relating to pipeline execution, business development, and financial stewardship. In establishing these performance criteria, the Compensation Committee developed goals that were viewed as challenging but achievable. RSUs for which the performance criteria is not achieved as specified by May 31, 2023 would lapse and be forfeited. The RSUs were subject to acceleration of vesting in the event of termination of employment without Cause by us or by the executive for Good Reason. On June 12, 2023, the Board of Directors determined that the Performance RSUs were vested based on achievement of the performance criteria as specified, and Dr. Mahadevia, Mr. Shukla, and Ms. Joseph were paid the value of the vested shares in cash.

Potential Payments upon Termination or Change-In-Control

The employment agreements provide for the following severance payments upon termination by us without Cause or by the employee for Good Reason: (i) payment of the employee’s then-current base salary for a period of nine months following termination (12 months in the case of the Chief Executive Officer); (ii) a pro-rated target bonus for the period during which the employee was employed in the year of termination; and (iii) continued coverage under our group health insurance plan until the earlier of 12 months from termination or the date the employee becomes eligible for medical benefits with another employer.

Further, the agreements provide that upon termination by us without Cause or by the employee for Good Reason within 90 days prior to or one year following the earlier to occur of a Change of Control (as defined in the executive’s employment agreements) or the execution of a definitive agreement the consummation of which would result in a Change of Control, the employee will be entitled to receive: (i) a lump sum payment equal to 12 months of the employee’s then-current base salary (18 months in the case of the Chief Executive Officer under the Shukla Amended Employment Agreement) plus a pro-rated target bonus for the period during which the employee was employed in the year of termination (one-and-one-half times the target amount of his annual performance bonus in the case of the Chief Executive Officer under the Shukla Amended Employment Agreement); (ii) acceleration of unvested equity awards as of the date of termination in accordance with the terms of the executive’s employment agreement, as described above under “Narrative Disclosure to Summary Compensation Table;” and (iii) continued coverage under our group health insurance plan until the earlier of 12 months from termination or the date the employee becomes eligible for medical benefits with another employer (18 months in the case of the Chief Executive Officer under the Shukla Amended Employment Agreement). Payment in each case is subject to the employee’s execution of a release satisfactory to us following such termination. In addition, if the employee’s employment terminates as a result of disability or death, he or she shall be entitled to receive a pro-rated target bonus for the period during which the employee was employed in the year of termination.

The Mahadevia Consulting Agreement provides that in the event of a Change of Control (as defined in the Mahadevia Consulting Agreement) and provided Dr. Mahadevia is a member of the Board of Directors on the effective date of the Change of Control, Dr. Mahadevia shall become fully vested in any and all equity awards outstanding as of the effective date of the Change of Control. In addition, in the event of a Change of Control on or before July 31, 2025, Dr. Mahadevia shall become fully vested in any and all equity awards outstanding as of the effective date of such Change of Control, provided that the Mahadevia Consulting Agreement remains in effect as of the effective date of such Change of Control.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our former President and Chief Executive Officer and the average of our other Named Executive Officers (“NEOs”) and certain financial metrics of the Company. The following table also provides information regarding company performance over the same periods as well as the relationship of “compensation actually paid” to our former President and Chief Executive Officer and NEOs to company performance.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for CEO ($) (1)	Compensation Actually Paid to CEO ($) (2) (3)	Average Summary Compensation Table Total Compensation for Other NEOs ($) (4)	Average Compensation Actually Paid to Other NEOs ($) (5)	Company Total Shareholder Return ($) (6)	Net Income ($ in thousands) (7)
2022	4,239,705	2,275,404	1,649,214	1,069,299	9	(89,756)
2021	4,875,045	8,187,169	2,066,101	6,146,700	83	(78,280)

(1)

Reflects compensation (as reported in the Summary Compensation Table) for our former President and Chief Executive Officer, Dr. Mahadevia, who served as our President and Chief Executive Officer in 2022 and 2021.

(2)

Calculated in accordance with Item 402(v)(2) of Regulation S-K. The following adjustments were made to Dr. Mahadevia’s total compensation as reported in the Summary Compensation Table for each year to determine “compensation actually paid”.

Year	Summary Compensation Table Total ($)	Deductions for Reported Grant Date Fair Value of Stock Awards ($) (a)	Deductions for Reported Grant Date Fair Value of Option ($)Awards (a)	Additions for Pay Versus Performance Equity Adjustments ($) (b)	Compensation Actually Paid ($)
2022	4,239,705	(1,499,998)	(1,499,324)	1,035,021	2,275,404
2021	4,875,045	(1,300,000)	(2,650,765)	7,262,889	8,187,169

a)	Reflects the amounts reported in the Stock Awards and Option Awards columns of the Summary Compensation Table in the relevant years.

b)	The pay versus performance equity adjustments reflect the aggregated sum of the following values for the respective years.

Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years That Vested in the Covered Year ($)	Total Pay Versus Performance Equity Adjustments ($)
2022	4,749,671	(2,024,308)	(1,690,342)	1,035,021
2021	5,404,344	2,483,745	(625,200)	7,262,889

(3)

Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. RSUs are valued based on the closing stock price on the relevant measurement date. Stock options are valued using a Black-Scholes model as at the relevant measurement dates.

(4)	Reflects compensation for the following non-Chief Executive Officer NEOs:

2022: Mr. Shukla and Ms. Joseph

2021: Mr. Shukla and Ms. Larkin

(5)

Average “compensation actually paid” for the non-Chief Executive Officer NEOs has been calculated in accordance with Item 402(v)(2) of Regulation S-K. The following adjustments were made to average Summary Compensation Table total compensation for each year to determine average “compensation actually paid.”

Year	Summary Compensation Table Total	Deductions for Reported Grant Date Fair Value of Stock Awards (a)	Deductions for Reported Grant Date Fair Value of Option Awards (a)	Additions for Pay Versus Performance Equity Adjustments (b)	Compensation Actually Paid
2022	1,649,214	(424,997)	(424,807)	269,889	1,069,299
2021	2,066,101	(399,994)	(944,208)	6,146,700	6,868,598

a)	Reflects the average amounts reported in the Stock Awards and Option Awards columns of the Summary Compensation Table in the relevant years.

b)	The pay versus performance equity adjustments reflect the aggregated sum of the following values for the respective years.

Year	Average Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year ($)	Average Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Average Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years That Vested in the Covered Year ($)	Total Pay Versus Performance Equity Adjustments ($)
2022	1,038,009	(525,283)	(242,837)	269,889
2021	888,331	952,763	(105,203)	1,735,891

(6)

The cumulative total shareholder return amounts reported are calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)	The dollar amounts are the Company’s net income (loss) amounts reflected in the Company’s audited financial statements for the applicable year.

The following graph visually describes the relationship between “compensation actually paid” to our former Chief Executive Officer and the average “compensation actually paid” to our other Non-Chief Executive Officer NEOs, to the cumulative total shareholder return of Spero.

The following graph visually describes the relationship between “compensation actually paid” to our former Chief Executive Officer and the average “compensation actually paid” to our other Non-Chief Executive Officer NEOs, to net income (loss)

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2022 to each of our current non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards* ($) (2)(5)		Total($)
Milind Deshpande, Ph.D.	95,000	14,550	—		109,550
Scott Jackson	57,500	14,550	—		72,050
John C. Pottage, Jr., M.D.	60,000	14,550	—		74,550
Cynthia Smith	50,000	14,550	—		64,550
Frank E. Thomas	47,500	14,550	20,016	(3)	82,066
Kathleen Tregoning	10,000	14,550	40,033	(4)	64,583
Patrick Vink, M.D.	50,000	14,550	20,016	(3)	84,566

(1)

These amounts represent the aggregate grant date fair value for RSU awards computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 30, 2023.

(2)

These amounts represent the aggregate grant date fair value of options granted to each director in the fiscal year ended December 31, 2022, computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 30, 2023.

(3)	Represents an option to purchase 2,214 shares of common stock at an exercise price of $13.19. The shares underlying the option award vested and became fully exercisable on December 31, 2022.

(4)	Represents an option to purchase 4,428 shares of common stock at an exercise price of $13.19. The shares underlying the option award vested and became fully exercisable on December 31, 2022.

(5)

As of December 31, 2022, the aggregate number of options held by each of our current non-employee directors was as follows (representing both exercisable and unexercisable option awards, none of which have been exercised):

Name	Number of Shares Underlying Outstanding Stock Options
Milind Deshpande, Ph.D.	98,664
Scott Jackson	45,000
John C. Pottage, Jr., M.D.	48,219
Cynthia Smith	50,848
Frank E. Thomas	78,893
Kathleen Tregoning	34,428
Patrick Vink, M.D.	81,596

Non-Employee Director Compensation Policy

Under our Non-Employee Director Compensation Policy as amended (the “Non-Employee Director Compensation Policy”), each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards. Our non-employee directors received the following annual retainers for their service as of December 31, 2022:

Position	Retainer
Board Member	$40,000
Board Chairperson (additional retainer)	30,000
Lead Director, if any (additional retainer)	18,750
Audit Committee Chair	20,000
Compensation Committee Chair	20,000
Nominating Committee Chair	15,000
Audit Committee Member	10,000
Compensation Committee Member	10,000
Nominating Committee Member	7,500

Our Non-Employee Director Compensation Policy provides the following with respect to equity awards to non-employee directors: (i) the initial equity award consisting of a non-qualified stock option to purchase shares of our common stock upon first appointment to our Board of Directors and vesting in equal monthly installments until the third anniversary of the grant date subject to the non-employee director’s continued service in the amount of 15,000 shares, and (ii) annual equity awards consisting of a non-qualified stock option to purchase shares of our common stock vesting on the first anniversary of the grant date subject to the non-employee director’s continued service in the amount of 7,500 shares. The policy also provides that, prior to the beginning of each calendar year, a non-employee director may elect to receive all or a portion of his or her base annual fee for service on our Board of Directors in the form of a non-qualified stock option to purchase a number of shares of our common stock based on the Black-Scholes value of such option, which option will be granted on the first business day of the calendar year. These options vest in four quarterly installments on the last day of each calendar quarter during the calendar year, subject to the continued service of the non-employee director.

In July 2022, upon the recommendation of the Compensation Committee, the Board approved an RSU grant representing 15,000 shares of common stock to be issued to each non-employee director on the date of the Annual Meeting in lieu of the annual equity award consisting of a non-qualified stock option to purchase 7,500 shares of our common stock as described in the current Non-Employee Director Compensation Policy. The RSUs will vest on the first anniversary of the grant date, subject to the non-employee director’s continued service, and will be issued under, and subject to the terms of, our 2017 Stock Incentive Plan, as amended.

Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws.

EQUITY COMPENSATION PLANS AND OTHER BENEFIT PLANS

The following table provides the aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2022.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (3)	Weighted-average exercise price of outstanding options, warrants and rights ($) (4)	Number of securities remaining for future issuance under equity compensation plans (excluding securities reflected in column (a) (#)
Equity compensation plans approved by stockholders (1)	4,428,229	10.52	4,382,875
Equity compensation plans not approved by stockholders (2)	851,267	15.93	1,030,096
Total:	5,279,496	10.99	5,412,971

(1)	This plan category consists of the Company’s 2017 Plan.

(2)	This plan category consists of the Company’s 2019 Plan.

(3)	Represents shares of common stock issuable upon the exercise of outstanding stock options and vesting of outstanding RSUs

(4)	Does not include outstanding RSUs, which do not require the payment of any exercise price upon their vesting.

Benefits Programs

Each named executive employee is eligible to participate in our benefits programs, which include health, life, disability and dental insurance and a 401(k) retirement savings plan.

Spero Therapeutics, Inc.’s 2017 Stock Incentive Plan, As Amended

We adopted the 2017 Plan in June 2017, as amended in October 2017, August 2021 and September 2022. The 2017 Plan will expire on June 30, 2027. Under the 2017 Plan, we may grant incentive stock options, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards.

Since its adoption, there have been 9,688,627 shares of our common stock authorized for issuance under the 2017 Plan. As of August 11, 2023, there were 6,372,093 shares outstanding and 2,323,393 shares available for future grant under the 2017 Plan.

Our Board of Directors is authorized to administer the 2017 Plan. In accordance with the provisions of the 2017 Plan, our Board of Directors determines the terms of the options and other awards issued pursuant thereto, including the following:

•	which employees, directors and consultants shall be granted awards;

•	the number of shares of common stock subject to options and other awards;

•	the exercise price of each option, which generally shall not be less than fair market value of the common stock on the date of grant;

•	the termination or cancellation provisions applicable to the options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2017 Plan.

No participant may receive awards for more than 1,000,000 shares of our common stock in any fiscal year.

In addition, our Board of Directors or any committee to which our Board of Directors delegates authority may, with the consent of the affected plan participants, amend outstanding awards consistent with the terms of the 2017 Plan.

Upon a merger, consolidation, or sale of all or substantially all of our assets, our Board of Directors or any committee to which our Board of Directors delegates authority, or the Board of Directors of any corporation assuming our obligations, may, in its sole discretion, take any one or more of the following actions pursuant to the 2017 Plan, as to some or all outstanding awards, to the extent not otherwise agreed under any individual agreement:

•	provide that outstanding options will be assumed or substituted for options of the successor corporation;

•

provide that the outstanding options must be exercised within a certain number of days, either to the extent the options are then exercisable, or at our Board of Directors’ discretion, any such options being made partially or fully exercisable;

•

terminate outstanding options in exchange for a cash payment of an amount equal to the difference between (a) the consideration payable upon consummation of the corporate transaction to a holder of the number of shares into which such option would have been exercisable to the extent then exercisable, or in our Board of Directors’ discretion, any such options being made partially or fully exercisable, and (b) the aggregate exercise price of those options;

•

provide that outstanding stock grants will be substituted for shares of the successor corporation or consideration payable with respect to our outstanding stock in connection with the corporate transaction; and

•

terminate outstanding stock grants in exchange for payment of an amount equal to the consideration payable upon consummation of the corporate transaction to a holder of the same number of shares comprising the stock grant, to the extent the stock grant is no longer subject to any forfeiture or repurchase rights, or at our Board of Directors’ discretion, all forfeiture and repurchase rights being waived upon the corporate transaction. For purposes of determining such payments, in the case of a corporate transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair market value thereof as determined in good faith by our Board of Directors.

Spero Therapeutics, Inc.’s 2019 Inducement Equity Incentive Plan, As Amended

In March 2019, the Board of Directors adopted the 2019 Plan in June 2020, December 2022 and July 2023. The Board of Directors initially reserved 331,500 shares of our common stock under the 2019 Plan to be used exclusively for grants of awards to individuals that were not previously our employees or directors, as an inducement to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. As previously disclosed, in June 2020, the Board of Directors approved an amendment to the 2019 Inducement Plan to increase the number of shares of common stock authorized for issuance thereunder by 700,000 shares. In December 2022, the Board of Directors approved an amendment to the 2019 Plan to increase the number of shares of common stock authorized for issuance thereunder by 875,000 shares. In July 2023, the Board of Directors approved an amendment to the 2019 Plan to increase the number of shares of common stock authorized for issuance thereunder by 250,000 shares. The 2019 Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4). The 2019 Plan provides for the grant of equity-based awards, including options, restricted and unrestricted stock awards, and other stock-based awards, and its terms are substantially similar to the 2017 Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception.

As of August 11, 2023, there were 1,766,850 shares outstanding and 364,513 shares available for grant under the 2019 Plan.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in limited circumstances. Our directors and executive officers may also buy or sell additional shares of our common stock outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.sperotherapeutics.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of PricewaterhouseCoopers LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2022, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and PricewaterhouseCoopers LLP, our independent registered public accounting firm;

•

Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Public Company Accounting Oversight Board in accordance with Auditing Standard No. 1301, Communications with Audit Committees; and

•

Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP communications with the Audit Committee and the Audit Committee further discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Members of the Spero Therapeutics, Inc. Audit Committee

Frank E. Thomas (Chairman)

Scott Jackson

John C. Pottage, Jr., M.D.

Patrick Vink, M.D.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of transactions since January 1, 2021, to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We refer to such transactions as “related party transactions” and such persons as “related parties.” With the approval of our Board of Directors, we have engaged in the related party transactions described below. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Transactions with GSK

License Agreement

On September 21, 2022, we entered into a License Agreement (the “GSK License Agreement”) with GlaxoSmithKline Intellectual Property (No. 3) Limited (“GSK”). Pursuant to the terms of the GSK License Agreement, we granted GSK an exclusive royalty-bearing license, with the right to grant sublicenses, under our intellectual property and regulatory documents and a sublicense under certain intellectual property of Meiji (as defined in the GSK License Agreement) and Meiji’s regulatory documents to develop, manufacture and commercialize the GSK Licensed Products (as defined in the GSK License Agreement) in the GSK Territory (as defined in the GSK License Agreement). Under the terms of the GSK License Agreement, we received an upfront payment of $66.0 million for GSK to secure rights to the medicine, we have invoiced a $30.0 million development milestone payment and we are eligible to receive up to an additional $495.0 million in development, sales, and commercial milestones payments, as well as low single-digit to low double-digit (if sales exceed $1.0 billion) tiered royalties on net product sales. Royalties are subject to reduction in the event of third-party licenses, entry of a generic product or expiration of patent and regulatory exclusivity prior to the tenth anniversary of the first commercial sale of a GSK Licensed Product (as defined in the GSK License Agreement) in a particular country. The terms of the GSK License Agreement are described further in our Annual Report on Form 10-K for the year ended December 31, 2022 under “Business - Collaboration, License and Service Agreements - Tebipenem HBr Agreements - GSK License Agreement.”

Share Purchase Agreement

Concurrently with the execution of the GSK License Agreement, on September 21, 2022, we entered into a share purchase agreement (the “GSK SPA”) with GGL, an affiliate of GSK, pursuant to which GGL purchased on November 7, 2022 7,450,000 shares of our common stock at a purchase price of approximately $1.20805 per share, for an aggregate purchase price of $9.0 million. The GSK SPA contains certain standstill, lock-up and registration rights provisions.

Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements, our Amended and Restated Certificate of Incorporation, as Amended and our Amended and Restated Bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our Amended and Restated Certificate of Incorporation, as Amended also requires us to advance expenses incurred by our directors and officers, subject to limited exceptions. We also maintain a general liability insurance policy which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

Policies and Procedures for Related Party Transactions

We have adopted a written policy that requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than the threshold amount proscribed by Item 404 of Regulation S-K, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated Milind Deshpande, Ph.D., Ankit Mahadevia, M.D. and Kathleen Tregoning for re-election at the Annual Meeting. The Board of Directors currently consists of nine members, classified into three classes as follows: (i) Milind Deshpande, Ph.D., Ankit Mahadevia, M.D. and Kathleen Tregoning constitute our Class III directors with a term ending at the upcoming Annual Meeting; (ii) Cynthia Smith, Scott Jackson and John C. Pottage, Jr., M.D. constitute our Class I directors with a term ending at the at the 2024 annual meeting of stockholders; and (iii) Satyavrat Shukla, Patrick Vink, M.D. and Frank E. Thomas constitute our Class II directors with a term ending at the 2025 annual meeting of stockholders. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board of Directors has voted to nominate Milind Deshpande, Ph.D., Ankit Mahadevia, M.D. and Kathleen Tregoning for election at the Annual Meeting as Class III directors for a term of three years to serve until the 2026 annual meeting of stockholders, and until their respective successors are elected and qualified. The Class I directors (Cynthia Smith, John C. Pottage, Jr., M.D. and Scott Jackson) and the Class II directors (Satyavrat Shukla, Patrick Vink, M.D. and Frank E. Thomas) will serve until the annual meeting of stockholders to be held in 2024 and 2025, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Milind Deshpande, Ph.D., Ankit Mahadevia, M.D. and Kathleen Tregoning. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR each of the nominees, withhold your vote from each of the nominees or withhold your vote from any of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

While we have no formal policy regarding diversity of our board members, our Corporate Governance Guidelines provide that the background and qualifications of the members of our Board of Directors considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our Board of Directors in fulfilling its responsibilities. Our priority in selection of board members is the identification of members who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among our board members, knowledge of our business, understanding of the competitive landscape in which we operate and adherence to high ethical standards.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MILIND DESHPANDE, PH.D., ANKIT MAHADEVIA, M.D. AND KATHLEEN TREGONING DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2: INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. PricewaterhouseCoopers LLP was our independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021. The Board of Directors proposes that the stockholders ratify this appointment. We expect that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint PricewaterhouseCoopers LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with PricewaterhouseCoopers LLP and concluded that PricewaterhouseCoopers LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.

The following table presents fees for professional audit services and other services rendered by PricewaterhouseCoopers LLP to the Company for the fiscal years ended December 31, 2022 and 2021:

	Fiscal Year 2022	Fiscal Year 2021
Audit Fees(1)	$1,024,500	$902,500
Audit-Related Fees(2)	75,000	55,000
Tax Fees	—	—
All Other Fees(3)	956	956

Total	$1,100,456	$958,456

(1)

Audit fees consisted of audit work performed in the preparation of financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements.

(2)

Audit-related fees consist of fees billed by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3)	All other fees represent payment for access to the PricewaterhouseCoopers LLP online accounting research and financial disclosure databases.

Policy on Audit Committee Pre-Approval of Services

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee reviews and pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of the shares of our common stock present or represented at the Annual Meeting and voting affirmatively or negatively is required to ratify the appointment of the independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote as required by Section 14A of the Exchange Act, on the approval of the compensation of our named executive officers as described in the “Executive Officer and Director Compensation” section of this proxy statement, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2024 annual meeting of stockholders.

Our compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

Stockholders are urged to read the “Executive Officer and Director Compensation” section of this proxy statement, which discusses our compensation practices.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2023 annual meeting of stockholders:

“RESOLVED, that the compensation paid to the named executive officers of the Company, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of the shares of our common stock present or represented at the Annual Meeting and voting affirmatively or negatively for this proposal is required to approve the advisory vote the compensation of the Company’s named executive officers, as disclosed in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers (Proposal 3) should occur every year, every two years or every three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.

The Compensation Committee, Board of Directors and management believe that it is appropriate and in our best interests for our stockholders to vote in favor of an annual advisory vote on the compensation of our named executive officers. An advisory vote each year will permit our stockholders to provide annual feedback to us on our compensation policies, practices and compensation awards for our named executive officers. This is consistent with our policy of giving stockholders the opportunity to voice concerns with management or our Board of Directors. An annual advisory vote will give the Board of Directors, the Compensation Committee and management more timely feedback from the stockholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our named executive officers. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board of Directors’ recommendation.

This proposal provides for a choice among three frequency periods — every year, every two years, or every three years. The choice that receives the majority of votes cast will be deemed the frequency approved, on an advisory basis, by our stockholders. Abstentions will have no effect on the result of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF HOLDING A VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH FREQUENCY UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 5: AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

Our stockholders are being asked to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to update our existing director exculpation provision to include certain of our senior corporate officers. We are incorporated in the State of Delaware and are therefore subject to the Delaware General Corporation Law (the “DGCL”). Article SEVENTH of our Certificate of Incorporation currently provides for exculpation of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the DGCL. Effective August 1, 2022, that provision of the DGCL was amended to permit eliminating or limiting monetary liability for certain senior corporate officers in limited circumstances.

Our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to update the exculpation provision as described below. If our stockholders approve the proposed amendment, subject to the discretion of our Board of Directors, we intend to file a Certificate of Amendment of our Amended and Restated Certificate of Incorporation, as amended, adding the new language below with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting.

Overview of the Proposed Amendment

Consistent with Delaware law, the proposed amendment to our Certificate of Incorporation relating to officers is more limited in scope than the existing director exculpation provision and only permits exculpation of officers for certain direct claims. Further, the proposed amendment does not permit officers to be exculpated for liability arising out of:

•	claims brought by the company itself;

•	claims brought by stockholders in the name of the company (derivative claims);

•	breaches of the duty of loyalty to the company or its stockholders;

•	acts or omissions not in good faith;

•	acts or omissions that involve intentional misconduct;

•	acts or omissions that involve a knowing violation of law; or

•	any transaction in which the officer derived an improper personal benefit.

In accordance with the recent amendment to Delaware law, the officers who will be covered by the expanded exculpation provision include any officer who is or was the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, or chief accounting officer of the corporation; any officer who is or was identified in the company’s public filings with the SEC as one of the most highly compensated executive officers; and any officers who consent to being identified as an officer for purposes of service of process, at any time during the course of conduct alleged in the action or proceeding to be wrongful.

Rationale for the Proposed Amendment

The State of Delaware, which is our state of incorporation, recently enacted legislation that authorizes Delaware corporations to limit the liability of certain of their officers in the limited circumstances described above. As a result of this development, we propose expanding our existing director exculpation provision to cover officers to the extent now permitted by Delaware law.

The rationale of our Board of Directors for recommending this amendment is to balance stockholders’ interest in accountability with their interest in the company being able to attract and retain the highest quality officers and avoiding litigation abuse resulting from the current disparity that exists in the treatment of directors, who oversee and are ultimately accountable for corporate actions, and the officers who execute those actions on behalf of our Board of Directors.

Our Board of Directors considered that the role of directors and officers requires them to make decisions on crucial matters in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of the absence of any underlying merit. This amendment will better align the protections available to our officers with those currently available to our directors and avoid an emerging practice among plaintiff’s lawyers of adding officers to direct claims relating to the duty of care in mergers and acquisition-related and other litigation so that claims against the officers continue even when identical claims against directors are dismissed. Our Board of Directors believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.

In addition, we expect other companies with which we compete for employees to adopt exculpation clauses that limit the personal liability of officers as now permitted by the DGCL. Our Board of Directors believes that failing to adopt the proposed amendment will impact recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the company as compared to serving as an officer at another company that does exculpate officers.

Further, our Board of Directors noted that the proposed provision would not eliminate stockholders’ right to pursue derivative claims relating to alleged breaches of the duty of care or limit the ability of the company itself to bring claims against officers. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, our Board of Directors believes the proposed amendment would enhance the ability to attract and retain talented officers, potentially reduce litigation costs associated with frivolous lawsuits, and more generally align the protections available to our officers with those currently available to our directors.

Based on the above, our Board of Directors has determined that it is in the best interests of our company and our stockholders to amend the Certificate of Incorporation as described in this proposal.

Text of Proposed Amendment

Accordingly, we ask our stockholders to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to replace the existing Article SEVENTH with the following:

“SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors or officers for breaches of fiduciary duty, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”

The full text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A.

This Proposal No. 5 is separate and independent from Proposal No. 6 described below.

The affirmative vote of the holders of a majority the outstanding shares of our common stock entitled to vote thereon will be required for the approval of the proposed amendment to our Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes, if any, will be treated as votes against this proposal.

If our stockholders approve the proposed amendment to our Certificate of Incorporation, it will become effective upon filing with the Secretary of the State of the State of Delaware of a certificate setting forth the amendment, which we anticipate doing as soon as practicable following stockholder approval of the amendment. The Board of Directors retains the discretion to abandon, and not implement, the amendment at any time before the certificate setting forth the amendment becomes effective even if the amendment is approved by our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 6: AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO ADD A FEDERAL FORUM SELECTION CLAUSE

Our Certificate of Incorporation does not include a federal forum selection provision for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. In response to a decision in the Delaware Supreme Court validating federal forum selection provisions, our Board of Directors reviewed the provision from a legal and policy perspective. In light of this Delaware Supreme Court decision, our Board of Directors has determined that it is in the best interest of our company to seek to include a federal forum selection clause in our Certificate of Incorporation.

We are seeking stockholder approval to amend Article TWELFTH to our Certificate of Incorporation to provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. In other words, we are seeking to include a federal forum selection provision.

Overview and Effect of the Proposed Amendment

Having the federal forum selection clause allows for (i) the consolidation of multi-jurisdiction litigation, (ii) avoidance of state court forum shopping, and (iii) efficiencies in managing the procedural aspects of securities litigation, all of which should also reduce the cost to us of resolving such matters. In addition, we believe that the federal district courts have considerable expertise in matters arising under the Securities Act of 1933, as amended, which provides greater predictability regarding the outcome of these disputes. Given these considerations, our Board of Directors has determined that it is in the best interests of our company and our stockholders that the Certificate of Incorporation be amended to include this federal forum selection clause.

Although we are seeking approval of this provision for the reasons cited above, if this provision is approved and implemented, the effects of this amendment may include, but are not limited to, that this provision could discourage claims or limit investors’ ability to bring a claim in a judicial forum that they find favorable.

This federal forum selection clause (see, proposed Article TWELFTH, paragraph (b) below), if it is approved by our stockholders and becomes effective, would be in addition to an existing provision in the Certificate of Incorporation that provides for Delaware as the exclusive forum for certain state claims. Specifically, Article TWELFTH, paragraph (a) already provides that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) is the exclusive forum for: (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a claim of breach of fiduciary duty owed by any of our directors, officers or other employees to our company or our stockholders; (iii) any action asserting a claim against us arising pursuant to the Delaware General Corporation Law, the Certificate of Incorporation or our Amended and Restated Bylaws; or (iv) any action asserting a claim against us governed by the internal affairs doctrine. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Accordingly, the exclusive forum provision in the Certificate of Incorporation relating to the Court of Chancery of the State of Delaware does not apply to claims arising under the Exchange Act, and we are not proposing any substantive changes to that existing provision of Article TWELFTH (paragraph (a)), other than slight conforming and formatting changes.

Text of Proposed Amendment to Add Federal Forum Provision

Accordingly, we ask our stockholders to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to add paragraph (b) below to Article TWELFTH and to make the conforming changes to the existing text as shown in Appendix A.

Article TWELFTH

“(b) Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claims arising under the Securities Act of 1933, as amended.”

The full text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A, including the conforming changes to paragraph (a) of Article TWELFTH.

This Proposal No. 6 is separate and independent from Proposal No. 5 described above.

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon will be required for the approval of the proposed amendment to our Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes, if any, will be treated as votes against this proposal.

If our stockholders approve the proposed amendment to our Certificate of Incorporation, it will become effective upon filing with the Secretary of the State of the State of Delaware of a certificate setting forth the amendment, which we anticipate doing as soon as practicable following stockholder approval of the amendment. Our Board of Directors retains the discretion to abandon, and not implement, the amendment at any time before the certificate setting forth the amendment becomes effective even if the amendment is approved by our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO ADD A FEDERAL FORUM SELECTION PROVISION, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 7: APPROVE AMENDMENT TO 2017 STOCK INCENTIVE PLAN, AS AMENDED

Our Board of Directors is requesting that our stockholders approve an amendment to the Spero Therapeutics, Inc. 2017 Stock Incentive Plan, as amended (the “Existing 2017 Plan”), to increase the number of shares of common stock authorized for issuance by 2,500,000 shares. The complete text of the amendment is set forth in the Spero Therapeutics, Inc. Stock 2017 Stock Incentive Plan, as amended, a copy of which is attached as Appendix B to this proxy statement (the “Amended 2017 Plan”). We are seeking this amendment in order to reserve sufficient shares to provide equity incentives that align the interests of our directors, executives and employees with those of our stockholders, while attracting and retaining talented personnel.

Except for the proposed increase in the number of shares authorized for issuance, the terms of the Existing 2017 Plan as previously approved by our stockholders shall remain in full force and effect. In determining the number of shares to request for approval under the Amended 2017 Plan, our Compensation Committee worked with management and an independent compensation consultant to evaluate a number of factors, including our corporate strategy and compensation needs, our recent and projected share usage, share usage at companies of similar sector and size and the total potential dilution level. For the reasons below, we believe that the size of the increase is reasonable to support our continued growth and success while being protective of stockholder dilution and consistent with market practice for a clinical-stage biopharmaceutical company of our size and circumstances.

Key Considerations for Requesting Additional Shares

Our Board of Directors focused on the key considerations described below in adopting the amendment and requesting your approval. Please note that the outstanding shares of common stock are based on 52,716,289 shares of common stock outstanding as of August 11, 2023.

•

Inadequate Number of Shares Available for Granting: As of August 11, 2023, we had only 2,323,393 shares of our common stock available for issuance under the Existing 2017 Plan. While we have additional capacity under our 2019 Inducement Equity Incentive Plan, as amended (the “2019 Inducement Plan”) (i.e., 364,513 shares), the overall number of shares available for granting is inadequate for our needs as we endeavor to retain talented personnel and attract employees in a very competitive labor market. Furthermore, grants under the 2019 Inducement Plan are of limited utility because they (i) may be granted only to new hires and are subject to other Nasdaq Stock Market limitations and (ii) are ineligible to provide the recipient with the favorable tax treatment afforded by Section 422 of the Internal Revenue Code, as amended (the “Code”). We use the term “equity plans” when referring to both the Existing 2017 Plan and 2019 Inducement Plan.

We currently expect the additional share authorization under the Amended 2017 Plan, together with the remaining shares available for grant thereunder as of August 11, 2023, and the remaining shares under the 2019 Inducement Plan (a combined total of 5,187,906 shares) to provide us with sufficient shares to address our anticipated retention and recruiting activity through at least the 2024 annual meeting of stockholders, with such timing dependent on a variety of factors, as further described below under “The Additional Shares and Future Needs.”

We believe our future success continues to depend in part on our ability to attract, motivate and retain high quality employees and directors; thus, our ability to provide equity-based and incentive-based awards under the Amended 2017 Plan is critical to achieving this success. Without adequate shares available for equity compensation, we might be compelled to increase significantly the cash component of our employee compensation, which would consume cash needed to advance our clinical programs, which are the drivers of value for our stockholders. Replacing equity awards with cash may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Further, a lack of equity compensation to offer would put us at competitive disadvantage to recruit and retain employees, and would hamper our ability to align our compensation with long-term stockholder value creation.

Unlike many biopharmaceutical companies of similar stage to us, our Existing 2017 Plan and 2019 Inducement Plan do not contain any “evergreen” provisions that provide for automatic share reserve replenishments without additional shareholder approval when implemented. Instead, we have opted to provide stockholders with the ability approve authorized share increases.

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Shares Subject to Outstanding Awards: As of August 11, 2023, the shares subject to outstanding awards under the Existing 2017 Plan (6,372,093 shares) and 2019 Inducement Plan (1,766,850 shares), aggregate to 8,138,943 shares, or 15% of the common stock outstanding. Such outstanding awards included an aggregate of 2,947,596 stock options under our equity plans with consolidated weighted average exercise price of $11.01 and a consolidated weighted average remaining term of approximately six years. Our share price has fallen significantly since the date of grant for almost all of these awards, and they now provide very modest retention impact.

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Overhang from Our Equity Plans: As of August 11, 2023, the equity overhang, represented by (a) the sum of all outstanding awards under our equity plans, plus the number of shares available for issuance pursuant to future awards under such equity plans as a percentage of (b) the number of shares of our common stock outstanding as of August 11, 2023, was 21%. If the amendment to the Existing 2017 Plan is approved by stockholders, the equity overhang would be 25%.

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Burn Rate of Our Equity Plans: For the fiscal years of 2022, 2021 and 2020, our burn rate was 8.22%, 8.04% and 5.43%, respectively, on an “option equivalent basis.” These rates were calculated by dividing the number of shares subject to awards granted during the fiscal year by the weighted average number of shares outstanding during the fiscal year. We multiplied full-value awards such as RSUs and performance shares by 1.5 to calculate “option equivalents.” Our average burn rate over this three-year period was 7.23%.

We believe that we have demonstrated a commitment to sound equity compensation practices. We recognize that equity compensation awards dilute shareholders’ equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive, broad-based and consistent with market practices, and we believe our historical share usage has been responsible and mindful of shareholder interests.

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The Additional Shares and Future Needs: Our Compensation Committee considered our historic burn rate levels and the impact of utilizing regular annual equity compensation grants in determining how long the additional share authorization could potentially last. We intend to utilize the shares authorized under the amendment to the Amended 2017 Plan to continue our practice of incentivizing key individuals through equity awards. We currently expect the additional share authorization under the amendment to the Amended 2017 Plan, together with the remaining shares available for grant thereunder as of August 11, 2023, and the remaining shares under the 2019 Inducement Plan (a combined total of 5,187,906 shares) to provide us with enough shares for awards to address our anticipated retention and recruiting activity through at least the 2024 annual meeting of stockholders, with such timing dependent on a variety of factors, including the price of our shares and hiring activity over the next year, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended 2017 Plan could last for a shorter or longer time.

The following is a brief summary of the Amended 2017 Plan. This summary is qualified in its entirety by reference to the text of the Amended 2017 Plan, a copy of which is attached as Appendix B to this proxy statement.

Summary of Material Features of the Amended 2017 Plan

Eligibility. The Amended 2017 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Amended 2017 Plan. As of August 11, 2023, there were approximately 54 individuals eligible to participate in the Existing 2017 Plan.

Corporate Governance Aspects of the Plan. The Amended 2017 Plan includes several provisions that we believe promote best practices by reinforcing alignment with stockholders’ interests. These provisions include, but are not limited to, the following:

•

No Liberal Share Recycling: Shares that are withheld to satisfy any tax withholding obligation related to any stock award or for payment of the exercise price or purchase price of any stock award under the Amended 2017 Plan will not again become available for issuance under the Amended 2017 Plan. Shares repurchased by the Company with the proceeds of option exercises will also not be available for reissuance.

•

No Liberal Change-in-Control Definition: Non-double trigger vesting may only be enacted in the event the Company is to be consolidated with or acquired by another entity in a merger, consolidation, sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company in a single transaction or a series of related transactions other than a transaction to merely change the state of incorporation (a “Corporate Transaction”); such non-double trigger vesting is not available in the absence of an actual change-in-control.

•

No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a Corporate Transaction.

•

No Repricing without Stockholder Approval: Other than in connection with corporate reorganizations or restructurings, at any time when the exercise price of a stock option is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option and will not exchange such stock option for a new award with a lower (or no) purchase price or for cash.

•	No Transferability: Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•

No Dividends: The Amended 2017 Plan prohibits, for all award types, the payment of dividends or dividend equivalents before the vesting of the underlying award but permits accrual of dividends or dividend equivalents to be paid upon vesting.

•	No Evergreen: The Amended 2017 Plan does not contain any “evergreen” provisions to increase shares available for issuance as equity awards.

Shares Available for Issuance. The Existing 2017 Plan provides for the issuance of up to 2,323,393 shares of our common stock.

Generally, shares of common stock reserved for awards under the Amended 2017 Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards. In addition, shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the Amended 2017 Plan.

The aggregate grant date fair value of shares granted to any non-employee director under the Amended 2017 Plan in any calendar year may not exceed $750,000; provided however that the foregoing limitation shall not apply to stock rights made pursuant to an election to receive the stock right in lieu of cash for all or a portion of fees received for service on the Board of Directors or any committee thereof.

Stock Options. Stock options granted under the Amended 2017 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the holder of such restricted stock is not entitled to receive dividends during the restricted period and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Restricted Stock Units. Restricted stock units are phantom shares that vest in accordance with terms and conditions established by the Compensation Committee and when the applicable restrictions lapse, the grantee shall be entitled to receive a payout in shares, cash or a combination thereof based on the number of restricted stock units as specified in the award agreement. Dividend equivalents may accrue but shall not be paid prior to and only to the extent that, the restricted stock unit award vests.

Other Stock-Based Awards. The Amended 2017 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights and phantom stock awards. Our Board of Directors or Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of one or more performance goals.

Plan Administration. In accordance with the terms of the Amended 2017 Plan, our Board of Directors has authorized our Compensation Committee to administer the Amended 2017 Plan.

Administration. The Amended 2017 Plan authorizes the Board of Directors or a committee of the Board of Directors to grant incentive stock options, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards. The Amended 2017 Plan affords the Compensation Committee the ability to design compensatory awards that are responsive to the Company’s needs and authorizes a variety of award types designed to advance the interests and long-term success of the Company by encouraging stock ownership among employees (including officers), non-employee directors and certain consultants or other service providers of the Company and its subsidiaries. By its terms, the Amended 2017 Plan may be amended by the Compensation Committee provided that any amendment that the Compensation Committee determines requires stockholder approval is subject to receiving such stockholder approval. Our Compensation Committee continues to retain full discretion under the Amended 2017 Plan to determine the number and amount of awards to be granted under the Amended 2017 Plan, subject to the terms of the Amended 2017 Plan. Future benefits that may be received by participants under the Amended 2017 Plan are not determinable at this time.

The Compensation Committee may delegate part of its authority and powers under the Amended 2017 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Exchange Act. In accordance with the provisions of the Amended 2017 Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the Amended 2017 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the Amended 2017 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to the Amended 2017 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•

upon written notice to a participant provide that the participant’s options must be exercised (either to the extent then exercisable or at the discretion of the Board of Directors, any such options being made partially or fully exercisable) and unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•

in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options (either to the extent then exercisable or at the discretion of the Board of Directors, any such options being made partially or fully exercisable), and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•

provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•

with respect to stock grants and in lieu of any of the foregoing, our Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of our Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendment and Termination. The Amended 2017 Plan may be amended by our stockholders. It may also be amended by our Board of Directors or our Compensation Committee, provided that any amendment approved by our Board of Directors or Compensation Committee which is of a scope that requires stockholder approval as required by (i) the rules of the Nasdaq Stock Market, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, or (iii) for any other reason, is subject to obtaining such stockholder approval. No such amendment may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Duration of Plan. The Amended 2017 Plan will expire by its terms on June 30, 2027.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended 2017 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended 2017 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under the Amended 2017 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Plan Benefits

Since the adoption of the Existing 2017 Plan through August 11, 2023, we have granted the following stock options and restricted stock units under the Existing 2017 Plan to the individuals and groups listed below. In all cases, the securities underlying stock options were shares of our common stock.

Name and Position	Number of Stock Options	Number of Restricted Stock Units
Ankit Mahadevia, M.D.	1,396,613	744,301
Satyavrat Shukla	53,190	594,038
Tamara Joseph	53,190	328,038
All Current Executive Officers as a group	377,961	1,516,071
All Current Directors who are not executive officers as a group	1,775,674	849,301
All Current Employees who are not current executive officers as a group	1,849,536	1,435,464

Other than as provided above or by the terms of our Non-Employee Director Compensation Policy, as amended, the amounts of future grants under the Amended 2017 Plan are not determinable and will be granted at the sole discretion of the Compensation Committee or other delegated persons, and we cannot determine at this time either the persons who will receive such awards under the Amended 2017 Plan or the amount or types of any such awards.

On August 11, 2023, the closing market price per share of our common stock was $1.40, as reported by The Nasdaq Stock Market.

The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of the shares of our common stock present or represented at the Annual Meeting and voting affirmatively or negatively is required to approve our 2017 Stock Incentive Plan, as amended, to increase the total number of shares of common stock authorized for issuance thereunder by 2,500,000 shares. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

If the Amended 2017 Plan is approved, it will become effective immediately following the Annual Meeting, and we will have up to 4,824,618 shares authorized for future awards thereunder (subject to adjustment in the event of stock splits and similar events). If the Amended 2017 Plan is not approved, then the Existing 2017 Plan shall remain in effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE 2017 STOCK INCENTIVE PLAN, AS AMENDED, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the Code of Business Conduct and Ethics is posted on our website at www.sperotherapeutics.com and will be made available to stockholders without charge, upon request, in writing to the Secretary of the Company at Spero Therapeutics, Inc., 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139. Disclosure regarding any amendments to, or waivers from, provisions of the Code of Business Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2024 annual meeting of stockholders (the “2024 Annual Meeting”), we must receive stockholder proposals (other than for director nominations) no later than June 7, 2024. To be considered for presentation at the 2024 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received not less than 90 days nor more than 120 days prior to the first anniversary of this year’s Annual Meeting; provided, however, that in the event that the date of the 2024 Annual Meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the this year’s Annual Meeting, a stockholder’s notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

Proposals that are not received in a timely manner will not be voted on at the 2024 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Spero Therapeutics, Inc., 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139.

Cambridge, Massachusetts

September 1, 2023

Appendix A - CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED1

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED,

OF

SPERO THERAPEUTICS, INC.

It is hereby certified that:

FIRST:	The name of the corporation is Spero Therapeutics, Inc. (the “Corporation”).

SECOND:

The Amended and Restated Certificate of Incorporation of the Corporation, filed on November 6, 2017, as amended by that certain Certificate of Amendment to the Restated Certificate of Incorporation, filed on August 17, 2021 (collectively, the “Amended and Restated Certificate of Incorporation”) is hereby amended, effective as of                     , 2023, by striking out the Article Seventh in its entirety and by substituting in lieu thereof the following:

“SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors or officers for breaches of fiduciary duty, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”

THIRD:	The Amended and Restated Certificate of Incorporation is hereby amended, effective as of , 2023, by striking out the Article Twelfth in its entirety and by substituting in lieu thereof the following:

“TWELFTH: (a) Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim

[1]	The boldface text below highlights the proposed changes.

A-1

arising pursuant to any provision of the Delaware General Corporation Law or this Certificate of Incorporation or the Bylaws of the Corporation (in each case, as they may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware). Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article TWELFTH. This paragraph (a) of Article TWELFTH does not apply to claims arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.

(b) Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claims arising under the Securities Act of 1933, as amended.”

FOURTH:

The amendment of the Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, effective as of this          day of                     , 2023.

SPERO THERAPEUTICS, INC.

By:
Satyavrat Shukla
President and Chief Executive Officer

A-2

Appendix B - SPERO THERAPEUTICS, INC. 2017 STOCK INCENTIVE PLAN, AS AMENDED

SPERO THERAPEUTICS, INC.

AMENDED AND RESTATED 2017 STOCK INCENTIVE PLAN

(As Amended on                 , 2023)

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Spero Therapeutics, Inc. 2017 Stock Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term Administrator means the Committee.

Affiliate means a corporation or other entity which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.001 par value per share.

Company means Spero Therapeutics, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company (or similar transaction) in a single transaction or a series of related transactions by a single entity other than a transaction merely to change the state of incorporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1)    If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the consolidated tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)    If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the most recent trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)    If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals.

Performance Goals means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

Plan means this Amended and Restated Spero Therapeutics, Inc. 2017 Stock Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award or a right to Shares or the value of Shares of the Company granted pursuant to the Plan.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

The number of Shares which may be issued from time to time pursuant to this Plan shall be [4,883,129]1 of shares of Common Stock for new awards, plus the shares underlying awards already outstanding under the existing 2017 Plan, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire at not more than its original issuance price any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Plan.

[1]

2,500,000 additional shares, plus the number of shares remaining available for grant under the Existing Plan as of the 2023 annual meeting, including shares that are expected to be forfeited and returned to the Existing Plan by such time. The bracketed number shall not exceed 4,883,129 shares.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

Determine which Employees, directors and Consultants shall be granted Stock Rights;

Determine the number of Shares for which a Stock Right or Stock Rights shall:

Stock Rights with respect to more than 1,000,000 Shares (after taking into consideration the reverse stock split in connection with the Company’s initial public offering) be granted to any Participant in any fiscal year; and

the aggregate grant date fair value of Shares to be granted to any non-employee director under the Plan in any calendar year may not exceed $750,000 dollars; provided however that the foregoing limitation shall not apply to Stock Rights made pursuant to an election to receive the Stock Right in lieu of cash for all or a portion of fees received for service on the Board of Directors or any Committee thereof;

Amend any term or condition of any outstanding Stock Right, including, without limitation, (other than to reduce the exercise price or purchase price without stockholder approval) to accelerate the vesting schedule or extend the expiration date, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and

Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person in anticipation of such person becoming an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS

Each Option shall be set forth in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.

Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

Vesting Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated performance goals or events.

Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except subsections (i) and (v) thereunder.

Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

Term of Option: For Participants who own:

Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000).

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

Each Agreement shall state the number of Shares to which the Stock Grant pertains;

Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

Dividends (other than stock dividends to be issued pursuant to Paragraph 24 of the Plan) may accrue but shall not be paid prior to the time, and only to the extent that, the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued; provided that dividends (other than stock dividends to be issued pursuant to Paragraph 24 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and only to the extent that, the Shares subject to the Stock-Based Award vest. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

10.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall, when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or such Participant’s legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to such Participant to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO be exercised later than three months after the Participant’s termination of employment.

The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator or the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three (3) months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six (6) months following the commencement of such leave of absence.

Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all of such Participant’s outstanding Options have been exercised:

All outstanding and unexercised Options as of the time the Participant is notified such Participant’s service is terminated for Cause will immediately be forfeited.

Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement,

A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement,

In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

To the extent that the Option has become exercisable but has not been exercised on the date of death; and

In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required at the time, such grant shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase (other than rights to repurchase at then fair market value following termination of service as an Employee, director or Consultant) shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified that such Participant’s service is terminated for Cause.

Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for such person’s own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a), 3(b) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), may, as to outstanding Options, take any of the following actions (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subparagraph (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants or other Stock-Based Awards, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants or other Stock-Based Awards on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants or other Stock-Based Awards either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant or other Stock-Based Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant or other Stock-Based Award (to the extent such Stock Grant or other Stock-Based Awards is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the

Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction). For purposes of determining such payments, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation, limited liability company or other entity are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to, the effect of any Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may in its discretion, refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on such holder’s income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO shall notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on June 30, 2027, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect such Participant’s rights under a Stock Right previously granted to such Participant. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 31 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 24.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating such Participant’s own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of such Participant’s separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Right may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

34.	INDEMNITY.

Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

35.	CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

36.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

SPER THERAPEUTICS SPERO THERAPEUTICS, INC. 675 MASSACHUSETTS AVE., 14TH FLOOR CAMBRIDGE, MA 02139 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on October 4, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SPRO2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on October 4, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V22642-P97928 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SPERO THERAPEUTICS, INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. 1. To elect three Class III directors to serve until the 2026 Annual Meeting of Stockholders or until their respective successors are elected and qualified. Nominees: For Withhold 1a. Milind Deshpande, PhD 1b. Ankit Mahadevia, MD 1c. Kathleen Tregoning For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve by an advisory vote the compensation of the Company’s named executive officers, as disclosed in the proxy statement. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 Year 2 Years 3 Years Abstain 4. To approve by an advisory vote the frequency of holding an advisory vote on compensation of the Company’s named executive officers every year. The Board of Directors recommends you vote FOR proposals 5, 6 and 7. For Against Abstain 5. To approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation. 6. To approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to add a federal forum selection clause. 7. To approve an amendment to the Company’s 2017 Stock Incentive Plan, as amended, to increase the total number of shares of common stock authorized for issuance thereunder by 2,500,000 shares. NOTE: To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com V22643-P97928 SPERO THERAPEUTICS, INC. Annual Meeting of Stockholders October 5, 2023, 9:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Satyavrat Shukla, and Tamara Joseph, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SPERO THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on Thursday, October 5, 2023, virtually at www.virtualshareholdermeeting.com/SPRO2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side